EXHIBIT 10.53


                           INDUSTRIAL LEASE AGREEMENT

                                     BETWEEN

                        INDUSTRIAL PROPERTY FUND IV, L.P.

                                   AS LANDLORD

                                       AND

                                ANDRX CORPORATION

                                    AS TENANT

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LEASE INDEX

  Section                       Subject
  -------                       -------
     1                          Basic Lease Provisions
     2                          Demised Premises
     3                          Term
     4                          Base Rent
     5                          Reserved
     6                          Operating Expenses and Additional Rent
     7                          Use of Demised Premises
     8                          Insurance
     9                          Utilities
    10                          Maintenance and Repairs
    11                          Tenant's Personal Property; Indemnity
    12                          Tenant's Fixtures
    13                          Signs
    14                          Landlord's Lien
    15                          Governmental Regulations
    16                          Environmental Matters
    17                          Construction of Demised Premises
    18                          Tenant Alterations and Additions
    19                          Services by Landlord
    20                          Fire and Other Casualty
    21                          Condemnation
    22                          Tenant's Default
    23                          Landlord's Right of Entry
    24                          Lender's Rights
    25                          Estoppel Certificate
    26                          Landlord's Liability
    27                          Notices
    28                          Brokers
    29                          Assignment and Subleasing
    30                          Termination or Expiration
    31                          Reserved
    32                          Late Payments
    33                          Rules and Regulations
    34                          Quiet Enjoyment
    35                          Miscellaneous
    36                          Special Stipulations
    37                          Lease Date
    38                          Authority
    39                          No Offer Until Executed
    40                          Radon Disclosure


Exhibit "A" Demised Premises
Exhibit "B" Building Shell Specifications
Exhibit "C" Special Stipulations
Exhibit "D" Rules and Regulations
Exhibit "E" Certificate of Authority - Tenant
Exhibit "E-1" Certificate of Authority - Landlord
Exhibit "F" SNDA
Exhibit "G" Memorandum of Lease


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                           INDUSTRIAL LEASE AGREEMENT

        THIS LEASE AGREEMENT (the "Lease") is made as of the "Lease Date" (as defined in Section 37 herein) by and between Industrial Property Fund IV, L.P., a Delaware limited partnership ("Landlord"), and ANDRX CORPORATION, a Delaware corporation ("Tenant") (the words "Landlord" and "Tenant" to include their respective legal representatives, successors and permitted assigns where the context requires or permits).

                              W I T N E S S E T H:

         1. Basic Lease Provisions. The following constitute the basic provisions of this Lease:

            (a) Demised Premises Address: 2915 Weston Road
                                          Weston, Florida 33331

            (b) Demised Premises Square Footage: 128,840 sq. ft.

            (c) Building Square Footage: 128,840 sq. ft.

            (d) Annual Base Rent (exclusive of applicable sales taxes):

                Lease Year 1      $540,000.00      ($4.19 per sq. ft./yr.)

                Lease Year 2      $812,980.40      ($6.31 per sq. ft./yr.)

                Lease Year 3      $841,325.20      ($6.53 per sq. ft./yr.)

                Lease Year 4      $870,958.40      ($6.76 per sq. ft./yr.)

                Lease Year 5      $901,880.00      ($7.00 per sq. ft./yr.)

                Lease Year 6      $934,090.00      ($7.25 per sq. ft./yr.)

                Lease Year 7      $966,300.00      ($7.50 per sq. ft./yr.)

                Lease Year 8      $999,798.40      ($7.76 per sq. ft./yr.)

                Lease Year 9      $1,034,585.20    ($8.03 per sq. ft./yr.)

                Lease Year 10     $1,070,660.40    ($8.31 per sq. ft./yr.)

                Lease Year 11     $1,108,024.00    ($8.60 per sq. ft./yr.)

                Lease Year 12     $1,146,676.00    ($8.90 per sq. ft./yr.)

                Lease Year 13     $1,186,616.40    ($9.21 per sq. ft./yr.)

                Lease Year 14     $1,227,845.20    ($9.53 per sq. ft./yr.)

                Lease Year 15     $1,270,362.40    ($9.86 per sq. ft./yr.)

                Lease Year 16     $1,315,456.40    ($10.21 per sq. ft./yr.)

            (e) Monthly Base Rent Installments (exclusive of  applicable sales taxes):

                Lease Year 1      $45,000.00       ($4.19 per sq. ft./yr.)

                Lease Year 2      $67,748.37       ($6.31 per sq. ft./yr.)

                Lease Year 3      $70,110.43       ($6.53 per sq. ft./yr.)

                Lease Year 4      $72,579.87       ($6.76 per sq. ft./yr.)

                Lease Year 5      $75,156.67       ($7.00 per sq. ft./yr.)

                Lease Year 6      $77,840.83       ($7.25 per sq. ft./yr.)

                Lease Year 7      $80,525.00       ($7.50 per sq. ft./yr.)

                Lease Year 8      $83,316.53       ($7.76 per sq. ft./yr.)

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                Lease Year 9      $86,215.43       ($8.03 per sq. ft./yr.

                Lease Year 10     $89,221.70       ($8.31 per sq. ft./yr.)

                Lease Year 11     $92,335.33       ($8.60 per sq. ft/yr.)

                Lease Year 12     $95,556.33       ($8.90 per sq. ft./yr.)

                Lease Year 13     $98,884.70       ($9.21 per sq. ft./yr.)

                Lease Year 14     $102,320.43      ($9.53 per sq. ft./yr.)

                Lease Year 15     $105,863.53      ($9.86 per sq. ft./yr.)

                Lease Year 16     $109,621.37      ($10.21 per sq. ft./yr.)

            (f) Lease Commencement Date: The date on which Landlord delivers to
                                         Tenant an architect's certificate of
                                         substantial completion of the Shell and
                                         Phase I Improvements in accordance with
                                         Section 17(d) hereof

            (g) Base Rent Commencement Date: Lease Commencement Date

            (h) Expiration Date: The day immediately preceding the sixteenth
                                 (16th) anniversary of the Lease Commencement
                                 Date

            (i) Term: Sixteen (16) years

            (j) Tenant's Operating Expense Percentage: 100%

            (k) Security Deposit: None.

            (l) Permitted Use: Office, light manufacturing and assembly, research and development, telemarketing, warehousing and distribution, and ancillary and related uses to Tenant's business.

            (m) Address for notice:

                Landlord:                 Industrial Property Fund IV, L.P.
                                          c/o IDI Services Group, Inc.
                                          3424 Peachtree Road, N.E., Suite 1500
                                          Atlanta, Georgia  30326
                                          Attn:  Manager - Lease Administration

                Tenant:                   Andrx Corporation
                                          4001 S.W. 47th Ave., Suite 201
                                          Fort Lauderdale, Florida 33314
                                          Attn:  Scott Lodin

            (n) Address for rental payments:

                                          Industrial Property Fund IV, L.P.
                                          c/o IDI Services Group, Inc.
                                          3424 Peachtree Road, N.E.
                                          Suite 1500
                                          Atlanta, Georgia  30326

            (o) Broker(s):         CB/Richard Ellis
                                   Capital Realty Services, Inc.

        2. Demised Premises. For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and accept, from Landlord all upon the terms and conditions hereinafter set forth the following premises, referred to as the "Demised Premises", as outlined on Exhibit A attached hereto and incorporated herein: 128,840 square feet of space, having an address as set forth in Section 1(a), located within Building E (the "Building"), which contains a total of 128,840 square feet and is located within Weston Business Center (the "Project"), located in Broward County, Florida.

        3. Term. To have and to hold the Demised Premises for a preliminary term (the "Preliminary Term") commencing on the Lease Date and ending on the Lease Commencement Date as set forth in Section 1(f), and a primary term (the "Primary Term") commencing on the Lease Commencement Date and


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

terminating on the Expiration Date as set forth in Section 1(h), as the Lease Commencement Date and the Expiration Date may be revised pursuant to Section 17 (the Preliminary Term, the Primary Term, and any and all extensions thereof, herein referred to as the "Term"). The term "Lease Year", as used in this Lease, shall mean the 12-month period commencing on the Lease Commencement Date, and each 12-month period thereafter during the Term.

         4. Base Rent. Tenant shall pay to Landlord at the address set forth in
Section 1(n), as base rent for the Demised Premises, commencing on the Base Rent Commencement Date and continuing throughout the Term in lawful money of the United States, the annual amount set forth in Section 1(d) payable in equal monthly installments as set forth in Section 1(e) (the "Base Rent"), payable in advance, without demand and without abatement, reduction, set-off or deduction, except as otherwise expressly set forth in this Lease, on the first day of each calendar month during the Term. If the Base Rent Commencement Date shall fall on a day other than the first day of a calendar month, the Base Rent shall be apportioned pro rata on a per diem basis (i) for the period between the Base Rent Commencement Date and the first day of the following calendar month (which pro rata payment shall be due and payable on the Base Rent Commencement Date), and (ii) for the last partial month of the Term, if applicable. No payment by Tenant or receipt by Landlord of rent hereunder shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of rent shall be deemed an accord and satisfaction, and Landlord may accept such check as payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent or pursue any other remedies available to Landlord.

         5. Reserved.

         6. Operating Expenses and Additional Rent.

            (a) Tenant agrees to pay as Additional Rent (as defined in Section 6(b) below) its proportionate share of Operating Expenses (as hereinafter defined). "Operating Expenses" shall be defined as all reasonable expenses for operation, repair, replacement and maintenance as necessary to keep the Building and the common areas, driveways, and parking areas associated therewith (collectively, the "Building Common Area") in good order, condition and repair, including but not limited to, utilities for the Building Common Area, expenses associated with the driveways and parking areas (including sealing and restriping, and snow, trash and ice removal), security systems, fire detection and prevention systems, lighting facilities, landscaped areas, walkways, painting and caulking, directional signage, curbs, drainage strips, sewer lines, all charges assessed against or attributed to the Building pursuant to any applicable easements, covenants, restrictions, agreements, declaration of protective covenants or development standards, property management fees, all real property taxes and special assessments imposed upon the Building, the Building Common Area and the land on which the Building and the Building Common Area are constructed, all costs of insurance paid by Landlord with respect to the Building and the Building Common Area, and costs of improvements to the Building and the Building Common Area required by any law, ordinance or regulation applicable to the Building and the Building Common Area generally (and not because of the particular use of the Building or the Building Common Area by a particular tenant), which cost shall be amortized on a straight line basis over the useful life of such improvement, as reasonably determined by Landlord. Operating Expenses shall also include the operating expenses of the common areas of the Project, if any, which expenses shall be proportionately allocated among the completed buildings of the Project, based on the square footage of each building or as otherwise provided by the applicable covenants, restrictions, agreements or declaration of protective covenants for the Project. Operating Expenses shall not include expenses for the costs of any maintenance and repair required to be performed by Landlord at its own expense under Section
(10)(b). Further, Operating Expenses shall not include the costs for capital improvements unless such costs are incurred for the purpose of causing a material decrease in the Operating Expenses of the Building or the Building Common Area or are made with respect to improvements made to comply with laws, ordinances or regulations as described above. The proportionate share of Operating Expenses to be paid by Tenant shall be a percentage of the Operating Expenses based upon the proportion that the square footage of the Demised Premises bears to the total square footage of the Building (such figure referred to as "Tenant's Operating Expense Percentage" and set forth in Section 1(j)). Prior to or promptly after the beginning of each calendar year during the Term, Landlord shall reasonably estimate the total amount of Operating Expenses to be paid by Tenant during each such calendar year and Tenant shall pay to Landlord one-twelfth (1/12) of such sum on the first day of each calendar month during each such calendar year, or part thereof, during the Term. Within a reasonable time after the end of each calendar year (but in no event later than one year after the end of each calendar year), Landlord shall submit to Tenant a statement of the actual amount of Operating Expenses for such calendar year, and the actual amount owed by Tenant, and within thirty (30) days after receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year, or in the event of overpayment, Landlord shall remit such overpayment to Tenant if no Event of Default exists hereunder. The obligations in the immediately preceding sentence shall survive the expiration or any earlier termination of this Lease. If the Lease Commencement Date shall fall on other than the first day of the calendar year, and/or if the Expiration Date shall fall on other than the last day of the calendar year, Tenant's proportionate share of the Operating Expenses for such calendar year shall be apportioned prorata.

            (b) Any amounts required to be paid by Tenant hereunder (in addition to Base Rent) and any charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease shall


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be considered "Additional Rent" payable in the same manner and upon the same terms and conditions as the Base Rent reserved hereunder except as set forth herein to the contrary. Any failure on the part of Tenant to pay such Additional Rent when and as the same shall become due shall entitle Landlord to the remedies available to it for non-payment of Base Rent. Tenant's obligations for payment of Additional Rent shall begin to accrue on the Lease Commencement Date.

            (c) If applicable in the jurisdiction where the Demised Premises are located, Tenant shall pay and be liable for all rental, sales, use and inventory taxes or other similar taxes, if any, on the amounts payable by Tenant hereunder levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid Landlord by Tenant under the terms of this Lease. Such payment shall be made by Tenant directly to such governmental body if billed to Tenant, or if billed to Landlord, such payment shall be paid concurrently with the payment of the Base Rent, Additional Rent, or such other charge upon which the tax is based, all as set forth herein.

         7. Use of Demised Premises.

            (a) The Demised Premises shall be used for the Permitted Use set forth in Section 1(l) and for no other purpose.

            (b) Tenant will permit no liens to attach or exist against the Demised Premises for work ordered or contracted by Tenant, and shall not commit any waste, reasonable wear and tear excepted.

            (c) The Demised Premises shall not be used for any illegal purposes, and Tenant shall not allow, suffer, or permit any vibration, noise, odor, light or other effect to occur within or around the Demised Premises that constitutes a nuisance or trespass. Upon notice by Landlord to Tenant that any of the aforesaid prohibited uses are occurring, Tenant agrees to promptly remove or control the same.

            (d) Tenant shall not in any way violate any restrictive covenant in effect as of the Lease Date, the Protective Covenant referred to in Special Stipulation 13, or any law or ordinance affecting the Demised Premises, and shall not in any manner use the Demised Premises so as to cause cancellation of, or increase the rate of, the fire and extended coverage insurance policy required hereunder. Landlord makes no (and does hereby expressly disclaim any) covenant, representation or warranty as to the Permitted Use being allowed by or being in compliance with any applicable laws, rules, ordinances or restrictive covenants now or hereafter affecting the Demised Premises, and any zoning letters, copies of zoning ordinances or other information from any governmental agency or other third party provided to Tenant by Landlord or any of Landlord's agents or employees shall be for informational purposes only, Tenant hereby expressly acknowledging and agreeing that Tenant shall conduct and rely solely on its own due diligence and investigation with respect to the compliance of the Permitted Use with all such applicable laws, rules, ordinances and restrictive covenants and not on any such information provided by Landlord or any of its agents or employees. Landlord represents and warrants that, as of the Lease Date, the Building and land on which it is situated is zoned Industrial under PUD under the Weston Zoning Code.

            (e) In the event insurance premiums pertaining to the Demised Premises, the Building, or the Building Common Area, whether paid by Landlord or Tenant, are increased over the least hazardous rate available due to the nature of the specific use of the Demised Premises by Tenant, Tenant shall cease the extra-hazardous use or pay such additional amount as Additional Rent.

         8. Insurance.

            (a) Tenant covenants and agrees that from and after the Lease Commencement Date or any earlier date upon which Tenant enters or occupies the Demised Premises or any portion thereof, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

                (i) Liability insurance in the Commercial General Liability form (or reasonable equivalent thereto) covering the Demised Premises and Tenant's use thereof against claims for bodily injury or death, property damage and product liability occurring upon, in or about the Demised Premises, such insurance to be written on an occurrence basis (not a claims made basis), to be in combined single limits amounts not less than $3,000,000.00 and to have general aggregate limits of not less than $5,000,000.00 for each policy year. The insurance coverage required under this Section 8(a)(i) shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in
Section 11 and, if necessary, the policy shall contain a contractual endorsement to that effect.

                (ii) Insurance covering (A) all of the items included in the leasehold improvements constructed in the Demised Premises by or at the expense of Landlord (collectively, the "Improvements"), including but not limited to demising walls and the heating, ventilating and air conditioning system and (B) Tenant's trade fixtures, merchandise and personal property from time to time in, on or upon the Demised Premises, in an amount not less than one hundred percent (100%) of their full replacement value from time to time during the Term, providing protection against perils included within the standard form of "all-risks" fire and casualty insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. Any policy proceeds from such insurance relating to the


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Improvements shall be used solely for the repair, construction and restoration or replacement of the Improvements damaged or destroyed unless this Lease shall cease and terminate under the provisions of Section 20.

             (b) All policies of the insurance provided for in Section 8(a) shall be issued by insurance companies with a rating of not less than "A," and financial size of not less than Class XII, in the most current available "Best's Insurance Reports", and licensed to do business in the state in which the Building is located. Each and every such policy:

                (i) shall name Landlord, Lender (as defined in Section 24), and any other party reasonably designated by Landlord, as an additional insured. In addition, the coverage described in Section 8(a)(ii)(A) relating to the Improvements shall also name Landlord as "loss payee";

                (ii) shall be delivered to Landlord, in the form of an insurance certificate reasonably acceptable to Landlord as evidence of such policy, prior to the Lease Commencement Date and thereafter within thirty (30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate. Renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent;

                (iii) shall contain a provision that the insurer will give to Landlord and such other parties in interest at least fifteen (15) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance; and

                (iv) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry.

             (c) In the event that Tenant shall fail to carry and maintain the insurance coverages set forth in this Section 8, Landlord may upon thirty (30) days notice to Tenant (unless such coverages will lapse imminently, in which event two (2) business days' notice shall be given) procure such policies of insurance and Tenant shall promptly reimburse Landlord therefor, unless Tenant establishes the lapsed coverage within such thirty (30) day (or two (2) business day) period.

             (d) Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Demised Premises, its contents or to the other portions of the Building, arising from any risk covered by all risks fire and extended coverage insurance of the type and amount required to be carried hereunder, provided that such waiver does not invalidate such policies or prohibit recovery thereunder. The parties hereto shall cause their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, to waive any right of subrogation that such insurers may have against Landlord or Tenant, as the case may be.

         9. Utilities. During the Term, Tenant shall promptly pay as billed to Tenant all rents and charges for water and sewer services and all costs and charges for gas, steam, electricity, fuel, light, power, telephone, heat and any other utility or service used or consumed in or servicing the Demised Premises and all other costs and expenses involved in the care, management and use thereof. Such utilities shall be separately metered and billed to Tenant. Landlord, at its expense, shall be responsible for all initial metering costs, hook-up fees and connection charges for utilities as shown on the Shell Specifications. If Tenant fails to pay any utility bills or charges, Landlord may, at its option and upon reasonable notice to Tenant, pay the same and in such event, the amount of such payment, together with interest thereon at the Interest Rate as defined in Section 32 from the date of such payment by Landlord, will be added to Tenant's next due payment as Additional Rent.

         10. Maintenance and Repairs.

             (a) Tenant shall, at its own cost and expense, maintain in good condition and repair the interior of the Demised Premises, including but not limited to the heating, air conditioning and ventilation systems, glass, windows and doors, sprinkler, all plumbing and sewage systems, fixtures, interior walls, floors (including floor slabs), ceilings, storefronts, plate glass, skylights, all electrical facilities and equipment including, without limitation, lighting fixtures, lamps, fans and any exhaust equipment and systems, electrical motors, and all other appliances and equipment (including, without limitation, dock levelers, dock shelters, dock seals and dock lighting) of every kind and nature located in, upon or about the Demised Premises, except as to such maintenance and repair as is the obligation of Landlord pursuant to Section 10(b). Tenant shall also, at its own cost and expense, maintain in good condition and repair the roof, foundation (beneath the floor slab) and structural frame of any portion of the Building in which Tenant modifies or alters the structural component thereof in any way after substantial completion of the Shell and Phase I Area by Landlord. During the Term, Tenant shall maintain in full force and effect a service contract for the maintenance of the heating, ventilation and air conditioning systems with an entity reasonably acceptable to Landlord. Tenant shall deliver to Landlord (i) a copy of said service contract prior to the Lease Commencement Date, and (ii) thereafter, a copy of a renewal or substitute service contract within thirty (30) days prior to the expiration of the existing service contract. Tenant's obligation shall exclude any maintenance and repair required because of the act or negligence of Landlord, its employees, contractors or agents, which shall be the responsibility of Landlord. Landlord shall grant to Tenant, until the expiration or


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earlier termination of the Term, without recourse or warranty, a non-exclusive right during the Term to exercise Landlord's rights under any warranties obtained with respect to the heating, ventilation and air conditioning system, or any other portions of the improvements within the Demised Premises required to be maintained or repaired by Tenant pursuant to this Lease.

             (b) Except as to such maintenance and repair as is the obligation of Tenant pursuant to Section 10(a), Landlord shall, at its own cost and expense, maintain in good condition and repair the roof, foundation (beneath the floor slab) and structural frame of the Building . Landlord's obligation shall exclude the cost of any maintenance or repair required because of the act or negligence of Tenant or Tenant's agents, contractors, employees and invitees (collectively, "Tenant's Affiliates"), the cost of which shall be the responsibility of Tenant.

             (c) Except to the extent caused by the negligent action or inaction or willful misconduct of Landlord, its contractors, employees or agents, and is not covered by the insurance required to be carried by Tenant pursuant to the terms of this Lease, Landlord shall not be liable to Tenant or to any other person for any damage occasioned by failure in any utility system or by the bursting or leaking of any vessel or pipe in or about the Demised Premises, or for any damage occasioned by water coming into the Demised Premises or arising from the acts or neglects of occupants of adjacent property or the public.

         11. Tenant's Personal Property; Indemnity. All of Tenant's personal property in the Demised Premises shall be and remain at Tenant's sole risk. Landlord, its agents, employees and contractors, shall not be liable for, and Tenant hereby releases Landlord from, any and all liability for theft thereof or any damage thereto occasioned by any act of God or by any acts, omissions or negligence of any persons, except to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees and contractors. Landlord, its agents, employees and contractors, shall not be liable for any injury to the person or property of Tenant or other persons in or about the Demised Premises, Tenant expressly agreeing to indemnify and save Landlord, its agents, employees and contractors, harmless, in all such cases, except to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees and contractors. Tenant further agrees to indemnify and reimburse Landlord for any costs or expenses, including, without limitation, reasonable attorneys' fees, that Landlord reasonably may incur in investigating, handling or litigating any such claim against Landlord by a third person, unless such claim arose from the negligence or willful misconduct of Landlord, its agents, employees or contractors. The provisions of this Section 11 shall survive the expiration or earlier termination of this Lease with respect to any damage, injury or death occurring before such expiration or termination.

         12. Tenant's Fixtures. Tenant shall have the right to install in the Demised Premises trade fixtures and equipment required by Tenant or used by it in its business, and if installed by Tenant, to remove any or all such trade fixtures and equipment from time to time during and upon termination or expiration of this Lease; provided, however, that Tenant shall repair and restore any damage or injury to the Demised Premises (to the condition in which the Demised Premises existed prior to such installation) caused by the installation and/or removal of any such trade fixtures and equipment.

         13. Signs. No sign, advertisement or notice shall be inscribed, painted, affixed, or displayed on the windows or exterior walls of the Demised Premises or on any public area of the Building, except in such places, numbers, sizes, colors and styles as are approved in advance in writing by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), and which conform to all applicable laws, ordinances, or covenants affecting the Demised Premises. Any and all signs installed or constructed by or on behalf of Tenant pursuant hereto shall be installed, maintained and removed by Tenant at Tenant's sole cost and expense.

         14. Waiver of Landlord's Lien. Landlord hereby waives any statutory and common law liens for rent (other than judgment liens). Although such waiver is hereby deemed to be automatic and self-executing, Landlord agrees to execute such instruments as may be reasonably required from time to time in order to confirm such waiver.

         15. Governmental Regulations. Tenant shall promptly comply throughout the Term, at Tenant's sole cost and expense, with all present and future laws, ordinances and regulations of all applicable governing authorities relating to
(a) all or any part of the Demised Premises, and (b) to the use or manner of use of the Demised Premises and the Building Common Area. In the event that such law, ordinance or regulation requires a renovation, improvement or replacement to the Demised Premises or the Building Common Area, then Tenant shall be required to make such renovation, improvement or replacement at Tenant's sole cost and expense and in compliance with Section 18 hereof only if such law, ordinance or regulation is applicable because of Tenant's particular use of the Demised Premises or the Building Common Area, and is not applicable to the Project in general. In addition, if the renovation, improvement or replacement is required to comply with a law, ordinance or regulation that was not in effect or did not require compliance at the time the leasehold improvements were constructed in the Demised Premises pursuant to Section 17 and is not related to Tenant's particular use of the Demised Premises, then the cost of such renovation, improvement or replacement shall be amortized on a straight-line basis over the useful life of the item in question, as reasonably determined by Landlord, and Tenant shall be obligated to pay for the portion of such costs attributable to the remainder of the Term, including any extensions thereof. Tenant shall also observe and comply with the requirements of all policies of public liability, fire and other policies of insurance at any time in force with respect to the Demised Premises.

         16. Environmental Matters.

             (a) For purposes of this Lease:

                 (i) "Contamination" as used herein means the presence of or release of Hazardous Substances (as hereinafter defined) into any environmental media from, upon, within, below, into or on any portion of the Demised Premises, the Building, the Building Common Area or the Project so as to require remediation, cleanup or investigation under any applicable Environmental Law (as hereinafter defined).

                 (ii) "Environmental Laws" as used herein means all federal, state, and local laws, regulations, orders, permits, ordinances or other requirements, which exist now or as may exist hereafter, concerning protection of human health, safety and the environment, all as may be amended from time to time.

                 (iii) "Hazardous Substances" as used herein means any hazardous or toxic substance, material, chemical, pollutant, contaminant or waste as those terms are defined by any applicable Environmental Laws (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. ("CERCLA") and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. ["RCRA"]) and any solid wastes, polychlorinated biphenyls, urea formaldehyde, asbestos, radioactive materials, radon, explosives, petroleum products and oil.


             (b) Landlord represents that, except as revealed to Tenant in writing by Landlord, to Landlord's actual knowledge, Landlord has not treated, stored or disposed of any Hazardous Substances upon or within the Demised Premises or the land on which the Building is constructed, nor, to Landlord's actual knowledge, has any predecessor owner of the Demised Premises or the land on which the Building is constructed.


             (c) Tenant covenants that all its activities, and the activities of Tenant's Affiliates (as defined in Section 10(b)), on the Demised Premises, the Building, or the Project during the Term will be conducted in compliance with Environmental Laws. As to the business of Tenant which Tenant intends to conduct at the Demised Premises, Tenant warrants that it is currently in compliance with all applicable Environmental Laws and that there are no pending or threatened notices of deficiency, notices of violation, orders, or judicial or administrative actions involving alleged violations by Tenant of any Environmental Laws. Tenant, at Tenant's sole cost and expense, shall be responsible for obtaining all permits or licenses or approvals under Environmental Laws necessary for Tenant's operation of its business on the Demised Premises and shall make all notifications and registrations required by any applicable Environmental Laws. Tenant, at Tenant's sole cost and expense, shall at all times comply with the terms and conditions of all such permits, licenses, approvals, notifications and registrations and with any other applicable Environmental Laws. Tenant warrants that it has obtained or will obtain all such permits, licenses or approvals and made all such notifications and registrations required by any applicable Environmental Laws necessary for Tenant's operation of its business on the Demised Premises.


             (d) Tenant shall not cause or permit any Hazardous Substances to be brought upon, kept or used in or about the Demised Premises, the Building, or the Project without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, that the consent of Landlord shall not be required for the use at the Demised Premises of cleaning supplies, toner for photocopying machines and other similar materials, and pharmaceutical-related products in containers and quantities reasonably necessary for and consistent with normal and ordinary use by Tenant in the routine operation or maintenance of Tenant's office equipment or in the routine janitorial service, cleaning and maintenance for the Demised Premises and operation of Tenant's business. For purposes of this Section 16, Landlord shall be deemed to have reasonably withheld consent if Landlord determines that the presence of such Hazardous Substance within the Demised Premises could result in a risk of harm to person or property or otherwise negatively affect the value or marketability of the Building or the Project.


             (e) Tenant shall not cause or permit the release of any Hazardous Substances by Tenant or Tenant's Affiliates into any environmental media such as air, water or land, or into or on the Demised Premises, the Building or the Project in any manner that violates any Environmental Laws. If such release shall occur, Tenant shall (i) take all steps reasonably necessary to contain and control such release and any associated Contamination, (ii) clean up or otherwise remedy such release and any associated Contamination to the extent required by, and take any and all other actions required under, applicable Environmental Laws and (iii) notify and keep Landlord reasonably informed of such release and response.


             (f) Regardless of any consents granted by Landlord pursuant to
Section 16(d) allowing Hazardous Substances upon the Demised Premises, Tenant shall under no circumstances whatsoever cause or permit (i) any activity on the Demised Premises which would cause the Demised Premises to become subject to regulation as a hazardous waste treatment, storage or disposal facility under RCRA or the regulations promulgated thereunder, (ii) the discharge of Hazardous Substances into the storm sewer system serving the Project or (iii) the installation of any underground storage tank or underground piping on or under the Demised Premises.

             (g) Tenant shall and hereby does indemnify Landlord and hold Landlord harmless from and against any and all expense, loss, and liability suffered by Landlord (except to the extent that such expenses, losses, and liabilities arise out of the negligence or willful act of Landlord, its agents, employees or contractors), by reason of the storage, generation, release, handling, treatment, transportation, disposal, or arrangement for transportation or disposal, of any Hazardous Substances (whether accidental, intentional, or negligent) by Tenant or Tenant's Affiliates or by reason of Tenant's breach of any of the provisions of this Section 16. Such expenses, losses and liabilities shall include, without limitation, (i) any and all expenses that Landlord may incur to comply with any Environmental Laws; (ii) any and all costs that Landlord may incur in studying or remedying any Contamination at or arising from the Demised Premises, the Building, or the Project; (iii) any and all costs that Landlord may incur in studying, removing, disposing or otherwise addressing any Hazardous Substances; (iv) any and all fines, penalties or other sanctions assessed upon Landlord; and (v) any and all legal and professional fees and costs incurred by Landlord in connection with the foregoing. The indemnity contained herein shall survive the expiration or earlier termination of this Lease.

         17. Construction of Demised Premises.

             (a) Landlord shall, at Landlord's sole cost and expense, construct the shell of the Building (the "Shell") in accordance with the specifications (the "Shell Specifications") set forth on Exhibit B attached hereto. If Tenant requests any changes to the Shell specifications, the time required to make such changes shall be a Tenant delay and, the Term and Tenant's obligation to pay Base Rent hereunder shall nevertheless begin on the date Landlord would have achieved substantial completion, but for such Tenant's delay.

             (b) Landlord shall use reasonable speed and diligence to substantially complete the Shell, at Landlord's sole cost and expense (including, without limitation, all architectural and engineering fees, all impact fees and all permitting fees and costs related to the construction of the Shell).

             (c) Within seven (7) days after the Lease Date, Landlord and Tenant shall meet to discuss the terms of preliminary space plans for that portion of the Demised Premises labeled Phase I (the "Phase I Area") on Exhibit A attached hereto and made a part hereof (the "Phase I Preliminary Space Plans") and, within twenty one (21) days from the Lease Date, Landlord and Tenant shall agree upon the Phase I Preliminary Space Plans. Within thirty (30) days after the Phase I Preliminary Space Plans are agreed upon by Landlord and Tenant, Tenant shall prepare, at Tenant's sole cost and expense, and submit to Landlord a set of plans and specifications and/or construction drawings (collectively, the "Phase I Plans and Specifications") based on the Phase I Preliminary Space Plans, covering all work to be performed by Landlord in constructing the Improvements (as defined in Section 8(a)(ii)) within the Phase I Area (the "Phase I Improvements"), which will also incorporate Tenant provided work necessary for permitting in the City of Weston (i.e. racking, conveying, power etc.). Landlord shall have five (5) business days after receipt of the Phase I plans and specifications in which to review and to give to Tenant written notice of its approval of the Phase I plans and specifications or its requested changes to the Phase I Plans and Specifications. If Landlord fails to approve or request changes to the Phase I Plans and Specifications by five (5) business days after its receipt thereof, then Landlord shall be deemed to have approved the Phase I Plans and Specifications and the same shall thereupon be final. If Landlord requests any changes to the Phase I Plans and Specifications, Tenant shall make those changes which are reasonably requested by Landlord and shall within ten
(10) days of its receipt of such request submit the revised portion of the Phase I Plans and specifications to Landlord. Landlord may not thereafter disapprove the revised portions of the Phase I Plans and specifications unless Tenant has unreasonably failed to incorporate reasonable comments of Landlord and, subject to the foregoing and subject to the following paragraph, the Phase I Plans and specifications, as modified by said revisions, shall be deemed to be final upon the submission of said revisions to Landlord.

             (d) Landlord shall act as Tenant's construction manager for constructing the Phase I Improvements. Landlord shall use reasonable speed and diligence to substantially complete the Phase I Improvements. No liability whatsoever shall arise or accrue against Landlord by reason of its failure to deliver or afford possession of the Demised Premises, and Tenant hereby releases and discharges Landlord from and of any claims for damage, loss, or injury of every kind whatsoever as if this Lease were never executed. Upon substantial completion of the Shell and the Phase I Improvements, Landlord shall deliver to Tenant an architect's certificate of substantial completion for the Shell and the Phase I Improvements.

             (e) Tenant shall be responsible for constructing the Improvements within that portion of the Demised Premises labeled as Phase II (the "Phase II Area") on Exhibit A attached hereto and made a part hereof (the "Phase II Improvements"). Tenant's proposed architect/engineer and construction contractor is subject to Landlord's prior approval, which approval shall not be unreasonably withheld or delayed. Within one hundred twenty (120) days of the Lease Date, Tenant shall, at its sole cost and expense, prepare and submit to Landlord for Landlord's written approval or disapproval (which approval will not be unreasonably withheld, conditioned or delayed but which shall include the right to be made conditional upon Tenant agreeing to remove some or all of the nonstructural Phase II Improvements upon the expiration or termination of the Lease) a complete set of plans and specifications and construction drawings (collectively, the "Phase II Plans and Specifications") covering all work to be performed by Tenant in constructing the Phase II Improvements. The Phase II Plans and Specifications shall be in such detail as Landlord may reasonably require and shall be in compliance with all applicable statutes, ordinances and regulations; provided, however, that Landlord's approval of the Phase II Plans and Specifications shall not be deemed to be a warranty or representation that the Phase II Plans and Specifications comply with all applicable statutes, ordinances and regulations. Landlord shall review the Phase II Plans and Specifications and indicate requested changes, if any, by written notice to Tenant, within fifteen (15) days after receipt of the Phase II Plans and Specifications by Landlord. If Landlord fails to indicate such requested changes to the Phase II Plans and Specifications by such date, the Phase II Plans and Specifications shall be deemed approved. Thereafter, any changes to the Phase II Plans and Specifications shall be subject to Landlord's written approval which shall not be unreasonably withheld, conditioned or delayed.

             (f) Upon substantial completion of the Shell and Phase I Improvements , a representative of Landlord and a representative of Tenant together shall inspect the Shell and Phase I Improvements and generate a punchlist of defective or uncompleted items relating to the completion of construction of the Shell and Phase I Improvements (the "Punchlist"). Landlord shall, within a reasonable time after the Punchlist is prepared and agreed upon by Landlord and Tenant, complete such incomplete work and remedy such defective work as is set forth on the Punchlist. All construction work performed by Landlord shall be deemed approved by Tenant in all respects except for (i) items of said work which are not completed or do not conform to the Shell Specifications or the Phase I Plans and Specifications and which are included on the Punchlist or (ii) items warranted by or to be maintained by Landlord or
(iii) latent defects. Upon Landlord's completion of the Punchlist, Landlord shall prepare a completion of punchlist agreement which Tenant shall promptly execute.

             (g) Upon substantial completion of the Shell and Phase I Improvements and the creation of the Punchlist, Tenant shall execute and deliver to Landlord a letter of acceptance in which Tenant (i) accepts the Shell and Phase I Improvements subject only to items listed in Section 17(f)(i) - (iii) above and Landlord's completion of the items listed on the Punchlist and (ii) confirms that the Lease Commencement Date, the Base Rent Commencement Date and the Expiration Date remain as set forth in Section 1 hereof.

             (h) Notwithstanding anything to the contrary contained in this Lease, for the first (1st) year after the Lease Commencement Date, Landlord hereby provides a warranty in favor of Tenant to repair or replace (if needed) any defect in the Phase I Improvements constructed by Landlord, so long as the need for such repair or replacement is not caused by the negligence or willful misconduct of Tenant or its agents, employees or contractors or the construction of the Phase II Improvements. The warranty contained herein is not intended to derogate from Landlord's obligations expressly set forth in Section 10 of this Lease.

             (i) The Tenant shall have the right to retain, at Tenant's sole cost and expense, a third party consultant to assist Tenant throughout the entire construction process, including without limitation the space planning and plans preparation process. In addition, in no event may Landlord charge Tenant at any time for any supervisory or coordination or management fees regarding any construction related to the initial construction of the Demised Premises.

             (j) Tenant shall have the right to install, at Tenant's sole cost and expense and risk, its furniture, trade fixtures and equipment prior to substantial completion and Landlord shall cooperate regarding same; provided, however, that no such pre-substantial completion installation may delay or interfere with Landlord's work pursuant to this Section, and Tenant shall arrange a meeting to coordinate with Landlord prior to any such pre-substantial completion installation.

         18. Tenant Alterations and Additions.

             (a) Except for (i) interior, non-structural improvements costing less than $50,000 each, and $100,000 in the aggregate and (ii) Phase II Improvements, Tenant shall not make or permit to be made any alterations, improvements, or additions to the Demised Premises (a "Tenant's Change"), without first obtaining on each occasion Landlord's prior written consent (which consent Landlord agrees not to unreasonably withhold) and Lender's prior written consent (if such consent is required). As part of its approval process, Landlord may require that Tenant submit plans and specifications to Landlord, for Landlord's approval or disapproval, which approval shall not be unreasonably withheld. All Tenant's Changes shall be performed in accordance with all legal requirements applicable thereto and in a good and workmanlike manner with first-class materials. Tenant shall maintain insurance reasonably satisfactory to Landlord during the construction of all Tenant's Changes. If Landlord at the time of giving its approval to any Tenant's Change notifies Tenant in writing that approval is conditioned upon restoration, then Tenant shall, at its sole cost and expense and upon the termination or expiration of this Lease, remove the same and restore the Demised Premises to its condition prior to such Tenant's Change. Unless consented to in writing by Landlord, no Tenant's Change shall be structural in nature or impair the structural strength of the Building or reduce its value. Tenant shall pay the full cost of any Tenant's Change and shall give Landlord such reasonable security as may be requested by Landlord to insure payment of such cost. Except as otherwise provided herein and in Section 12, all Tenant's Changes and all repairs and all other property attached to or installed on the Demised Premises by or on behalf of Tenant shall immediately upon completion or installation thereof be and become part of the Demised Premises and the property of Landlord without payment therefor by Landlord and shall be surrendered to Landlord upon the expiration or earlier termination of this Lease.

             (b) To the extent permitted by law, all of Tenant's contracts and subcontracts for such Tenant's Changes shall provide that no lien shall attach to or be claimed against the Demised Premises or any interest therein other than Tenant's leasehold interest in the Demised Premises, and that all subcontracts let thereunder shall contain the same provision. Whether or not Tenant furnishes the foregoing, Tenant agrees to hold Landlord harmless against all liens, claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. Tenant shall not permit the Demised Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor, material or services furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed for the Demised Premises by, or at the direction or sufferance of Tenant and if any such liens are filed against the Demised Premises, Tenant shall promptly discharge the same; provided, however, that Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord, within fifteen days after demand, such security as may be reasonably satisfactory to Landlord to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of Landlord's interest in the Demised Premises by reason of non-payment thereof; provided further that on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied. If Tenant fails to post such security or does not diligently contest such lien, Landlord may, without investigation of the validity of the lien claim, discharge such lien and Tenant shall reimburse Landlord upon demand for all costs and expenses incurred in connection therewith, which expenses shall include any reasonable attorneys' fees, paralegals' fees and any and all costs associated therewith, including litigation through all trial and appellate levels and any costs in posting bond to effect a discharge or release of the lien. Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject the Demised Premises to liability under any lien law now or hereafter existing of the state in which the Demised Premises are located, including, but not limited to the Construction Lien Law of the State of Florida, for Demised Premises in the State of Florida. For Demised Premises which are located in the State of Florida, Landlord hereby advises Tenant that pursuant to the provisions of Chapter 713, Florida Statutes, Tenant has the obligation to advise Tenant's contractors of the existence of this Section of the Lease. If Tenant fails to so notify Tenant's contractors, it may render Tenant's contract(s) with such contractors voidable at the option of Tenant's contractors.

         19. Services by Landlord. Landlord shall be responsible for providing for maintenance of the Building Common Area, and, except as required by Section 10(b) hereof, Landlord shall be responsible for no other services whatsoever. Tenant, by payment of Tenant's share of the Operating Expenses, shall pay Tenant's pro rata share of the expenses incurred by Landlord hereunder.

         20. Fire and Other Casualty. In the event the Demised Premises are damaged by fire or other casualty insured by Landlord, Landlord agrees to promptly restore and repair the Demised Premises at Landlord's expense, including the Improvements to be insured by Tenant but only to the extent Landlord receives insurance proceeds therefor, including the proceeds from the insurance required to be carried by Tenant on the Improvements. Notwithstanding the foregoing, in the event that the Demised Premises are (i) in the reasonable opinion of Landlord, so destroyed that they cannot be repaired or rebuilt within two hundred forty (240) days after the date of such damage; or (ii) destroyed by a casualty which is not covered by Landlord's insurance, or if such casualty is covered by Landlord's insurance but Lender or other party entitled to insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Demised Premises, then Landlord shall give written notice to Tenant of such determination (the "Determination Notice") within forty five (45) days of such casualty. Either Landlord or Tenant may terminate and cancel this Lease effective as of the date of such casualty by giving written notice to the other party within fifteen (15) days after Tenant's receipt of the Determination Notice. Upon the giving of such termination notice, all obligations hereunder with respect to periods from and after the effective date of termination shall thereupon cease and terminate. If no such termination notice is given, Landlord shall, to the extent of the available insurance proceeds, make such repair or restoration of the Demised Premises to the approximate condition existing prior to such casualty, promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Demised Premises (if Tenant is still occupying the Demised Premises). Base Rent and Additional Rent shall proportionately abate during the time that the Demised Premises or any part thereof are unusable by reason of any such damage thereto. In addition to the foregoing, if this Lease is not cancelled and the Landlord undertakes such reconstruction or repair but does not complete the reconstruction or repair within eight (8) months after the date of the fire or other casualty, then the Tenant shall have the additional right to terminate this Lease by written notice to the Landlord delivered within thirty (30) days after the expiration of such eight (8) month period, provided that said notice is received by Landlord prior to substantial completion of said reconstruction, whereupon both parties shall be relieved of all further obligations hereunder, except for those obligations which expressly survive a termination of this Lease.

         21. Condemnation.

             (a) If all of the Demised Premises is taken or condemned for a public or quasi-public use, or if a material portion of the Demised Premises is taken or condemned for a public or quasi-public use and the remaining portion thereof is not usable by Tenant in the reasonable opinion of Tenant, this Lease shall terminate as of the earlier of the date title to the condemned real estate vests in the condemnor or the date on which Tenant is deprived of possession of the Demised Premises. In such event, the Base Rent herein reserved and all Additional Rent and other sums payable hereunder shall be apportioned and paid in full by Tenant to Landlord to that date, all Base Rent, Additional Rent and other sums payable hereunder prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant, and neither party shall thereafter have any liability hereunder, except that any obligation or liability of either party, actual or contingent, under this Lease which has accrued on or prior to such termination date shall survive.

             (b) If only part of the Demised Premises is taken or condemned for a public or quasi-public use and this Lease does not terminate pursuant to
Section 21(a), Landlord shall, to the extent of the award it receives, restore the Demised Premises to a condition and to a size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the taking, and there shall be an equitable adjustment to the Base Rent and Additional Rent according to the value of the Demised Premises before and after the taking.

             (c) Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Section 21, without deduction therefrom for any estate vested in Tenant by this Lease, and Tenant shall receive no part of such award. Nothing herein contained (including the termination of this Lease) shall be deemed to prohibit Tenant from making a separate claim, against the condemnor, to the extent permitted by law, for the value of Tenant's moveable trade fixtures, machinery and moving expenses the unamortized value of any leasehold improvements paid for directly by Tenant and any other compensable damages, provided that the making of such claim shall not and does not adversely affect or diminish Landlord's award.

         22. Tenant's Default.

             (a) The occurrence of any one or more of the following events shall constitute an "Event of Default" of Tenant under this Lease:

                 (i) if Tenant fails to pay Base Rent or any Additional Rent hereunder as and when such rent becomes due and such failure shall continue for more than five (5) days after Landlord gives written notice to Tenant of such failure;

                 (ii) Reserved

                 (iii) if Tenant fails to take possession of the Demised Premises on the Lease Commencement Date or promptly thereafter;

                 (iv) if Tenant permits to be done anything which creates a lien upon the Demised Premises and fails to discharge or bond such lien, or post security with Landlord acceptable to Landlord within thirty (30) days after receipt by Tenant of written notice thereof;

                 (v) if Tenant fails to maintain in force all policies of insurance required by this Lease and such failure shall continue for more than ten (10) days after Landlord gives Tenant written notice of such failure;

                 (vi) if any petition is filed by or against Tenant or any guarantor of this Lease under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement), or if any order for relief shall be entered against Tenant or any guarantor of this Lease in any such proceedings;

                 (vii) if Tenant or any guarantor of this Lease becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors;

                 (viii) if a receiver, custodian, or trustee is appointed for the Demised Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease, which appointment is not vacated within sixty
(60) days following the date of such appointment; or

                 (ix) if Tenant fails to perform or observe any other term of this Lease and such failure shall continue for more than thirty (30) days after Landlord gives Tenant written notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not commence to correct such default within said thirty (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time.

             (b) Upon the occurrence of any one or more Events of Default, Landlord may, at Landlord's option, without any demand or notice whatsoever (except as expressly required in this Section 22 or by applicable law):

                 (i) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination and all rights of Tenant under this Lease and in and to the Demised Premises shall terminate. Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Demised Premises to Landlord on the date specified in such notice; or

                 (ii) Terminate this Lease as provided in Section 22(b)(i) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, an amount which, at the date of such termination, is calculated as follows: (1) the value of the excess, if any, of (A) the Base Rent, Additional Rent and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the Expiration Date had this Lease not been terminated (the "Remaining Term"), over (B) the aggregate reasonable rental value of the Demised Premises for the Remaining Term (including Additional Rent and any other sums) (which excess, if any shall be discounted to present value at the "Treasury Yield" as defined below for the Remaining Term); plus (2) the costs of recovering possession of the Demised Premises and all other expenses incurred by Landlord due to Tenant's default, including, without limitation, reasonable attorney's fees; plus (3) the unpaid Base Rent and Additional Rent earned as of the date of termination plus any interest and late fees due hereunder, plus other sums of money and damages owing on the date of termination by Tenant to Landlord under this Lease or in connection with the Demised Premises. The amount as calculated above shall be deemed immediately due and payable. The payment of the amount calculated in subparagraph (ii)(1) shall not be deemed a penalty but shall merely constitute payment of liquidated damages, it being understood and acknowledged by Landlord and Tenant that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. "Treasury Yield" shall mean the rate of return in percent per annum of Treasury Constant Maturities for the length of time specified as published in document H.15(519) (presently published by the Board of Governors of the U.S. Federal Reserve System titled "Federal Reserve Statistical Release") for the calendar week immediately preceding the calendar week in which the termination occurs. If the rate of return of Treasury Constant Maturities for the calendar week in question is not published on or before the business day preceding the date of the Treasury Yield in question is to become effective, then the Treasury Yield shall be based upon the rate of return of Treasury Constant Maturities for the length of time specified for the most recent calendar week for which such publication has occurred. If no rate of return for Treasury Constant Maturities is published for the specific length of time specified, the Treasury Yield for such length of time shall be the weighted average of the rates of return of Treasury Constant Maturities most nearly corresponding to the length of the applicable period specified. If the publishing of the rate of return of Treasury Constant Maturities is ever discontinued, then the Treasury Yield shall be based upon the index which is published by the Board of Governors of the U.S. Federal Reserve System in replacement thereof or, if no such replacement index is published, the index which, in Landlord's reasonable determination, most nearly corresponds to the rate of return of Treasury Constant Maturities. In determining the aggregate reasonable rental value pursuant to subparagraph (ii)(1)(B) above, the parties hereby agree that, at the time Landlord seeks to enforce this remedy, all relevant factors should be considered, including, but not limited to, (a) the length of time remaining in the Term, (b) the then current market conditions in the general area in which the Building is located, (c) the net effective rental rates then being obtained by landlords for similar type space of similar size in similar type buildings in the general area in which the Building is located, (d) the vacancy levels in the general area in which the Building is located, (e) current levels of new construction that will be completed during the remainder of the Term and how this construction will likely affect vacancy rates and rental rates and (f) inflation; or

                 (iii) without terminating this Lease, declare immediately due and payable the sum of the following: (1) the present value (calculated using the "Treasury Yield") of all Base Rent and Additional Rent due and coming due under this Lease for the entire remaining Term (as if by the terms of this Lease they were payable in advance), plus (2) the cost of recovering and reletting the Demised Premises and all other expenses incurred by Landlord in connection with Tenant's default, plus (3) any unpaid Base Rent, Additional Rent and other rentals, charges, assessments and other sums owing by Tenant to Landlord under this Lease or in connection with the Demised Premises as of the date this provision is invoked by Landlord, plus (4) interest on all such amounts from the date due at the Interest Rate, and Landlord may immediately proceed to distrain, collect, or bring action for such sum, or may file a proof of claim in any bankruptcy or insolvency proceedings to enforce payment thereof; provided, however, that such payment shall not be deemed a penalty or liquidated damages, but shall merely constitute payment in advance of all Base Rent and Additional Rent payable hereunder throughout the Term, and provided further, however, that upon Landlord receiving such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of said Demised Premises during the remainder of the Term (provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this subparagraph (iii)), less all costs, expenses and attorneys' fees of Landlord incurred but not yet reimbursed by Tenant in connection with recovering and reletting the Demised Premises; or

                 (iv) Without terminating this Lease, in its own name but as agent for Tenant, enter into and upon and take possession of the Demised Premises or any part thereof to the extent permitted by law. Any property remaining in the Demised Premises may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of, Tenant without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby unless caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Thereafter, Landlord may, but shall not be obligated to, lease to a third party the Demised Premises or any portion thereof as the agent of Tenant upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Demised Premises. The remainder of any rentals received by Landlord from such reletting, after the payment of any indebtedness due hereunder from Tenant to Landlord, and the payment of any costs and expenses of such reletting, shall be held by Landlord to the extent of and for application in payment of future rent owed by Tenant, if any, as the same may become due and payable hereunder. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured; or

                 (v) Without terminating this Lease, and with notice to Tenant, to the extent permitted by law, enter into and upon the Demised Premises and, without being liable for prosecution or any claim for damages therefor, maintain the Demised Premises and repair or replace any damage thereto or do anything or make any payment for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease and Landlord shall not be liable to Tenant for any damages with respect thereto, except for the negligence or willful misconduct of Landlord, its agents, employees or contractors; or

                 (vi) With or without terminating this Lease, allow the Demised Premises to remain unoccupied and collect rent from Tenant as it comes due; or

                 (vii) Pursue such other remedies as are available at law or equity.

             (c) If this Lease shall terminate as a result of or while there exists an Event of Default hereunder, any funds of Tenant held by Landlord may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by law) as a result of such termination or default.

             (d) Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry of judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted.

             (e) No agreement to accept a surrender of the Demised Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Demised Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Demised Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver. Landlord's acceptance of Base Rent or Additional Rent in full or in part following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may grow up between the parties in connection with the terms of this Lease shall be construed to waive or lessen either party's right to insist upon strict performance of the terms of this Lease, without a written notice thereof to the other party.

             (f) If an Event of Default shall occur, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees, court costs and expenses actually incurred.

             (g) Notwithstanding anything to the contrary contained in this Lease, (i) Landlord's exercise of its rights and remedies upon an Event of Default by Tenant shall be subject to the compliance by Landlord with applicable Florida law, and (ii) in the event of any litigation between Landlord and Tenant arising out of this Lease or Tenant's use and occupancy of the Demised Premises, the prevailing party shall be entitled to recover its actual, third party costs and expenses incurred in such litigation, including reasonable attorneys' fees, at all levels, including appeals. In the event of an uncured default by Landlord, Tenant shall have the right to exercise any available legal and equitable remedies (except for the right to set-off rent, except as otherwise set forth in this Lease), including, without limitation, that if a default by Landlord renders the Demised Premises untenantable, and such default is not cured by Landlord within the applicable cure period, then Tenant shall have the right to terminate this Lease by written notice to Landlord delivered within thirty (30) days after the expiration of such cure period, whereupon both parties shall be relieved of all further obligations hereunder (but not from accrued liabilities).

             (h) Landlord shall not be deemed to be in default of this Lease unless and until Landlord fails to cure any alleged default within thirty (30) days after written notice from Tenant; provided, however, that if such default reasonably requires more than thirty (30) days to cure, Landlord shall have a reasonable time to cure such default, provided Landlord commences to cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         23. Landlord's Right of Entry. Subject to Tenant's right to have a representative of Tenant accompany Landlord, and subject to Tenant's reasonable security procedures, Tenant agrees to permit Landlord and the authorized representatives of Landlord and of Lender to enter upon the Demised Premises at all reasonable times for the purposes of inspecting the Demised Premises and Tenant's compliance with this Lease, and making any necessary repairs thereto; provided that, except in the case of an emergency, Landlord shall give Tenant reasonable prior notice of Landlord's intended entry upon the Demised Premises. Nothing herein shall imply any duty upon the part of Landlord to do any work required of Tenant hereunder, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform it. Landlord shall not be liable for inconvenience, annoyance, disturbance or other damage to Tenant by reason of making such repairs or the performance of such work in the Demised Premises or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected; provided, however, that Landlord shall (and shall cause its agents, employees and contractors to) use reasonable efforts not to disturb or otherwise interfere with Tenant's operations in the Demised Premises in making such repairs or performing such work. Landlord also shall have the right to enter the Demised Premises at all reasonable times upon reasonable prior notice to exhibit the Demised Premises to any prospective purchaser, mortgagee or, in the last six (6) months of the Term, tenant thereof.

         24. Lender's Rights.

             (a) For purposes of this Lease:

                 (i) "Lender" as used herein means the current holder of a Mortgage;

                 (ii) "Mortgage" as used herein means any or all mortgages, deeds to secure debt, deeds of trust or other instruments in the nature thereof which may now or hereafter affect or encumber Landlord's title to the Demised Premises, and any amendments, modifications, extensions or renewals thereof.

             (b) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien and security title of any Mortgage, subject to the provisions of this Section 24. Tenant recognizes and acknowledges the right of Lender to foreclose or exercise the power of sale against the Demised Premises under any Mortgage.

             (c) Tenant shall, in confirmation of the subordination set forth in
Section 24(b) and notwithstanding the fact that such subordination is self-operative, and no further instrument or subordination shall be necessary, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord or to Lender any and all instruments requested by either of them to evidence such subordination.

             (d) At any time during the Term, Landlord may, by written notice to Tenant, make this Lease superior to the lien of any Mortgage. If requested by Lender, Tenant shall, upon demand, at any time or times, execute, acknowledge, and deliver to Lender, any and all instruments that may be necessary to make this Lease superior to the lien of any Mortgage.

             (e) If Lender (or Lender's nominee, or other purchaser at foreclosure) shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, if requested by such successor, attorn to and recognize such successor as Tenant's landlord under this Lease without change in the terms and provisions of this Lease and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment, provided that such successor shall not be bound by (i) any payment of Base Rent or Additional Rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, and then only if such prepayments have been deposited with and are under the control of such successor, (ii) any provision of any amendment to the Lease to which Lender has not consented, which consent shall not be unreasonably withheld or delayed (and it shall be Landlord's responsibility to request such consent) (iii) the defaults of any prior landlord under this Lease, except as to continuing repair and maintenance obligations of Landlord or (iv) any offset rights arising out of the defaults of any prior landlord under this Lease. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between each successor landlord and Tenant, subject to all of the terms, covenants and conditions of this Lease.

             (f) Landlord represents and warrants to Tenant that, as of the date of this Lease, it is the fee simple owner of the Building, and that, as of the date hereof, there are no (i) ground leases of all or any part of Landlord's interest in the Building, or (ii) Mortgages with respect to the Building, except for a Mortgage in favor of First Union. Simultaneously with the execution of this Lease, Tenant shall execute a Subordination, Non-Disturbance and Attornment Agreement ("First Union SNDA") in the form attached hereto as Exhibit H. Landlord shall execute the First Union SNDA and, within fifteen (15) days after the Lease date, Landlord shall cause First Union to execute the First Union SNDA and shall be promptly returned to Tenant. After the Lease Date, any subordination of this Lease to a Mortgage or any ground lease shall be conditioned on the Lender (or ground lessor) and Tenant executing a Subordination, Non-Disturbance and Attornment Agreement ("SNDA"), in which the holder of said Mortgage agrees not to disturb Tenant's possession of the Demised Premises so long as Tenant is not in default hereunder. The SNDA shall also include (a) the conditions contained in Section 24(e) of this Lease, (b) a requirement that said holder be given notice and opportunity to cure a landlord default and (c) other provisions customarily required by lenders. Tenant shall promptly execute such SNDA upon Landlord's request.

         25. Estoppel Certificate. Landlord and Tenant agree, at any time, and from time to time, within fifteen (15) days after written request of the other, to execute, acknowledge and deliver a statement in writing in recordable form to the requesting party and/or its designee certifying that: (i) this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified), (ii) the dates to which Base Rent, Additional Rent and other charges have been paid, (iii) whether or not, to the best of its knowledge, there exists any failure by the requesting party to perform any term, covenant or condition contained in this Lease, and, if so, specifying each such failure, (iv) (if such be the case) Tenant has accepted the Demised Premises and is conducting its business therein, and (v) and as to such additional matters as may be reasonably requested, it being intended that any such statement delivered pursuant hereto may be relied upon by the requesting party and by any purchaser of title to the Demised Premises or by any mortgagee or any assignee thereof or any party to any sale-leaseback of the Demised Premises, or the landlord under a ground lease affecting the Demised Premises, or any assignee, subtenant or lender of Tenant.

         26. Landlord Liability. No owner of the Demised Premises, whether or not named herein, shall have liability hereunder after it ceases to hold title to the Demised Premises except for accrued liabilities. Neither Landlord nor Tenant nor any officer, director, shareholder, partner or principal of Landlord or Tenant, whether disclosed or undisclosed, shall be under any personal liability with respect to any of the provisions of this Lease. In the event Landlord is in breach or default with respect to Landlord's obligations or otherwise under this Lease, Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of Tenant's remedies, which includes, without limitation, (a) net proceeds of sale actually received by Landlord and
(b) insurance and condemnation proceeds actually received by Landlord (net of costs of collection and any transfer of such proceeds to any Lender) which have not been used to restore the Building. It is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions, warranties and obligations of this Lease shall in no event exceed the loss of Landlord's equity interest in the Building (which equity interest shall be deemed to be the greater of (y) Landlord's actual equity interest in the Building or (z) twenty percent (20%) of the then fair market value of the Building) . However, if Tenant has received a final judgment, not subject to appeal, for damages against Landlord as a result of an uncured default by Landlord under this Lease, which judgment exceeds Landlord's equity in the Building, and Landlord fails to pay said amount within sixty (60) days from the date of the final judgment, then Tenant will have the right to deduct the unpaid amount of such judgment against the Base Rent and Additional Rent to become due under this Lease until fully credited.

         27. Notices. Any notice required or permitted to be given or served by either party to this Lease shall be deemed given when made in writing, and either (i) personally delivered, (ii) deposited with the United States Postal Service, postage prepaid, by registered or certified mail, return receipt requested, or (iii) delivered by licensed overnight delivery service providing proof of delivery, properly addressed to the address set forth in Section 1(m) (as the same may be changed by giving written notice of the aforesaid in accordance with this Section 27). If any notice mailed is properly addressed with appropriate postage but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing.

         28. Brokers. Landlord and Tenant represent and warrant to each other that, except for those parties set forth in Section 1(o) (the "Brokers"), each party has not engaged or had any conversations or negotiations with any broker, finder or other third party concerning the leasing of the Demised Premises to Tenant who would be entitled to any commission or fee based on the execution of this Lease. Landlord and Tenant hereby further represent and warrant to each other that they are not receiving and are not entitled to receive any rebate, payment or other remuneration, either directly or indirectly, from the Brokers, and that they are not otherwise sharing in or entitled to share in any commission or fee paid to the Brokers by Landlord or any other party in connection with the execution of this Lease, either directly or indirectly. Landlord and Tenant hereby indemnify and hold harmless each other against and from any claims for any brokerage commissions by any broker or agent claiming to have dealt with, by or through the indemnifying party (except those payable to the Brokers, all of which are payable by Landlord pursuant to a separate agreement and against which Landlord shall indemnify and hold harmless Tenant) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of this Lease for any reason.

         29. Assignment and Subleasing.

             (a) Tenant may not assign, mortgage, pledge, encumber or otherwise transfer this Lease, or any interest hereunder, or sublet the Demised Premises, in whole or in part, without on each occasion first obtaining the prior express written consent of Landlord, which consent Landlord shall not unreasonably withhold, delay or condition. Any change in control of Tenant resulting from a merger, consolidation, stock transfer or asset sale shall be considered an assignment or transfer which requires Landlord's prior written consent. For purposes of this Section 29, by way of example and not limitation, Landlord shall be deemed to have reasonably withheld consent if Landlord reasonably determines (i) that there is a reasonable chance that the prospective assignee does not have the financial strength to fulfill the obligations of the Lease,
(ii) that the prospective assignee or subtenant has a poor business reputation,
(iii) that the proposed use of the Demised Premises by such prospective assignee or subtenant (including, without limitation, a use involving the use or handling of Hazardous Substances) will negatively affect the value or marketability of the Building or the Project or (iv) that the prospective assignee or subtenant is a current tenant in the Project or is a bona-fide third-party prospective tenant.

             (b) If Tenant desires to assign this Lease or sublet the Demised Premises or any part thereof, Tenant shall give Landlord written notice no later than thirty (30) days in advance of the proposed effective date of any proposed assignment or sublease, specifying (i) the name and business of the proposed assignee or sublessee, (ii) the amount and location of the space within the Demised Premises proposed to be subleased, (iii) the proposed effective date and duration of the assignment or subletting and (iv) the proposed rent or consideration to be paid to Tenant by such assignee or sublessee. Tenant shall promptly supply Landlord with financial statements and other information as Landlord may reasonably request to evaluate the proposed assignment or sublease. Landlord shall have a period of twenty one (21) days following receipt of such notice and other information requested by Landlord within which to notify Tenant in writing that Landlord elects: (i) to permit Tenant to assign or sublet such space; provided, however, that, if the rent rate agreed upon between Tenant and its proposed subtenant is greater than the rent rate that Tenant must pay Landlord hereunder for that portion of the Demised Premises, or if any consideration shall be promised to or received by Tenant in connection with such proposed assignment or sublease (in addition to rent), then one half (1/2) of such excess rent and other consideration (other than goodwill) (after payment of brokerage commissions, attorneys' fees, improvements and other disbursements reasonably incurred by Tenant for such assignment and subletting if acceptable evidence of such disbursements is delivered to Landlord) shall be considered Additional Rent owed by Tenant to Landlord, and shall be paid by Tenant to Landlord, in the case of excess rent, in the same manner that Tenant pays Base Rent and, in the case of any other consideration, within ten (10) business days after receipt thereof by Tenant; or (ii) to refuse, in Landlord's reasonable discretion (taking into account all relevant reasonable factors including, without limitation, the factors set forth in the Section 29(a) above), to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Demised Premises. If (1) Landlord fails to notify Tenant in writing of such election within the aforesaid thirty (30) day period, and (2) after the expiration of said thirty (30) day period, Tenant notifies Landlord in writing of said failure and, within five (5) business days after receipt of Tenant's notice, Landlord fails to notify Tenant in writing of Landlord's election, then Landlord shall be deemed to have elected option (i) above. Tenant agrees to reimburse Landlord for reasonable and actual legal fees (not to exceed $1,000.00 for each such transfer) and any other reasonable costs incurred by Landlord in connection with any requested assignment or subletting, and such payments shall not be deducted from the Additional Rent owed to Landlord pursuant to subsection (ii) above. Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or subletting, which documents shall be in form and substance reasonably satisfactory to Landlord and which shall require such assignee to assume performance of all terms of this Lease on Tenant's part to be performed.

             (c) No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, or transfer. Permitted subtenants or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder, without, however, relieving Tenant of any of its liability hereunder. No such assignment, subletting, occupancy or collection shall be deemed the acceptance of the assignee, tenant or occupant, as Tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this Lease. Any assignment or sublease consented to by Landlord shall not relieve Tenant (or its assignee) from obtaining Landlord's consent to any subsequent assignment or sublease.

             (d) Notwithstanding anything to the contrary contained in this Lease, Tenant may assign this Lease or sublet all or any portion of the Demised Premises from time to time, without Landlord's consent, to any entity controlling, controlled by or under common control with Tenant, or to any successor of Tenant resulting from a merger or consolidation of Tenant, or as a result of a sale by Tenant of all or substantially all of its assets or stock, provided that no such transfer shall relieve Tenant from any liability under this Lease, whether accrued to the date of such transfer or thereafter accruing. In addition, any change in the controlling interest in the stock of Tenant as a result of an initial public offering of Tenant's stock, and any transfer of the capital stock of Tenant by persons or parties through the "over-the-counter market" or through any recognized stock exchange, shall not be deemed to be a transfer requiring Landlord's consent.

         30. Termination or Expiration.

             (a) No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

             (b) At the expiration or earlier termination of the Term of this Lease, Tenant shall surrender the Demised Premises and all improvements, alterations and additions thereto, and keys therefor to Landlord, clean and neat, and in the same condition as at the Lease Commencement Date, excepting normal wear and tear, condemnation and casualty other than that required to be insured against by Tenant hereunder.

             (c) If Tenant remains in possession of the Demised Premises after expiration of the Term, with or without Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant-at-sufferance at one hundred fifty percent (150%) of the Base Rent in effect at the end of the Term. Tenant shall also continue to pay all other Additional Rent due hereunder, and there shall be no renewal of this Lease by operation of law. In addition to the foregoing, Tenant shall be liable for all damages, direct and consequential, incurred by Landlord as a result of such holdover; provided, however, that in order for Landlord to recover consequential damages resulting from the loss of a replacement tenant for the Demised Premises, Landlord must notify Tenant that Landlord has entered into negotiations with a bona fide replacement tenant for all or a part of the Demised Premises and Tenant must not have vacated the Demised Premises as required by this Lease by the later of (i) the Expiration Date and (ii) thirty (30) days after receipt of Landlord's notice. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Demised Premises shall reinstate, continue or extend the Term or Tenant's right of possession.

         31. Reserved.

         32. Late Payments. In the event any installment of rent, inclusive of Base Rent, or Additional Rent or other sums due hereunder, if any, is not paid
(i) within five (5) days after Tenant's receipt of written notice of such failure to pay on the first two (2) occasions during any twelve (12) month period, or (ii) within five (5) days after the due date (exclusive of any cure periods or notice requirements) with respect to any subsequent late payments in any twelve (12) month period, Tenant shall pay an administrative fee equal to $500.00, plus interest on the amount past due at the lesser of (i) the maximum interest rate allowed by law or (ii) a rate of fifteen percent (15%) per annum (the "Interest Rate") to defray the additional expenses incurred by Landlord in processing such payment.

         33. Rules and Regulations. Tenant agrees to abide by the rules and regulations set forth on Exhibit D attached hereto, as well as other rules and regulations reasonably promulgated by Landlord from time to time.

         34. Quiet Enjoyment. So long as Tenant has not committed an Event of Default hereunder, Landlord agrees that Tenant shall have the right to quietly use and enjoy the Demised Premises for the Term.

         35. Miscellaneous.

             (a) The parties hereto hereby covenant and agree that Landlord shall receive the Base Rent, Additional Rent and all other sums payable by Tenant hereinabove provided as net income from the Demised Premises, without any abatement (except as set forth in Section 20 and Section 21), reduction, set-off, counterclaim, defense or deduction whatsoever, except as otherwise expressly set forth in this Lease.

             (b) If any clause or provision of this Lease is determined to be illegal, invalid or unenforceable under present or future laws effective during the Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and that in lieu of such illegal, invalid or unenforceable clause or provision there shall be substituted a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

             (c) All rights, powers, and privileges conferred hereunder upon the parties hereto shall be cumulative, but not restrictive to those given by law.

             (d) Time is of the essence of this Lease.

             (e) No failure of Landlord or Tenant to exercise any power given Landlord or Tenant hereunder or to insist upon strict compliance by Landlord or Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's or Tenant's rights to demand exact compliance with the terms hereof.

             (f) This Lease contains the entire agreement of the parties hereto as to the subject matter of this Lease and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force and effect. The masculine (or neuter) pronoun, singular number shall include the masculine, feminine and neuter gender and the singular and plural number.

             (g) This contract shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has a usufruct, not subject to levy and sale, and not assignable by Tenant except as expressly set forth herein.

             (h) Under no circumstances shall Tenant or Landlord have the right to record this Lease. Either party may require the other to execute a memorandum of this Lease in recordable form as attached hereto as Exhibit G, and such party may, at its expense, record such memorandum in the Public Records of Broward County, Florida.

             (i) The captions of this Lease are for convenience only and are not a part of this Lease, and do not in any way define, limit, describe or amplify the terms or provisions of this Lease or the scope or intent thereof.

             (j) This Lease may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

             (k) This Lease shall be interpreted under the laws of the State where the Demised Premises are located.

             (l) The parties acknowledge that this Lease is the result of negotiations between the parties, and in construing any ambiguity hereunder no presumption shall be made in favor of either party. No inference shall be made from any item which has been stricken from this Lease other than the deletion of such item.

         36. Special Stipulations. The Special Stipulations, if any, attached hereto as Exhibit C, are incorporated herein and made a part hereof, and to the extent of any conflict between the foregoing provisions and the Special Stipulations, the Special Stipulations shall govern and control.

         37. Lease Date. For purposes of this Lease, the term "Lease Date" shall mean the later date upon which this Lease is signed by Landlord and Tenant.

         38. Authority. Landlord and Tenant shall each cause its corporate secretary to execute the certificate attached hereto as Exhibits E and E-1. Landlord and Tenant are authorized by all required corporate action to enter into this Lease and the individual(s) signing this Lease on behalf of Landlord and Tenant are each authorized to bind Landlord and Tenant to its terms.

         39. No Offer Until Executed. The submission of this Lease to Tenant for examination or consideration does not constitute an offer to lease the Demised Premises and this Lease shall become effective, if at all, only upon the execution and delivery thereof by Landlord and Tenant.

         40. Radon Disclosure. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over a period of time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands under seals, the day and year first above written.

                                LANDLORD:
Date: 11/07/00
                                Industrial PROPERTY FUND IV, L.P., a Delaware limited partnership

                                By: IDI-GP IV, LLC, a Delaware limited liability
                                    company, sole general partner

                                    By: Industrial Developments International,
                                        Inc., a Delaware Corporation,
                                        sole member

/s/ Charlotte D. Robinson               By: /s/ Timothy J. Gunter
                                              Name: Timothy J. Gunter
Witness (print name): Charlotte D. Robinson  Title: Secretary


/s/ Ramona Dockery
Witness (print name): Ramona Dockery



/s/ Charlotte D. Robinson               Attest: /s/ Gregory J. Ryan
Witness (print name): Charlotte D. Robinson   Name: Gregory J. Ryan_
                                              Title: Assistant Secretary
/s/ Ramona Docker                                               [CORPORATE SEAL]
Witness (print name): Ramona Dockery


                                     TENANT:

Date: October 27, 2000
                                      ANDRX CORPORATION, a Delaware corporation


/s/ Rochelle Weissman                           By: /s/ Angelo C. Malahias
Witness (print name): Rochelle Weissman              Name: Angelo C. Malahias
                                                     Title: Vice President & CFO

/s/ Robert F. Goldfarb
Witness (print name): Robert F. Goldfarb




/s/ Rochelle Weissman                           Attest: /s/ Scott Lodin
Witness (print name): Rochelle Weissman                   Name: Scott Lodin
                                                          Title: Secretary

/s/ Robert F. Weisman
Witness (print name): Rochelle Weisman

                                   ATTESTATION

Landlord:

STATE OF Georgia

COUNTY OF Fulton


         BEFORE ME, a Notary Public in and for said County, personally appeared Tim Gunter and Greg Ryan, known to me to be the person(s) who, as Secretary and Assistant Secretary of Industrial Developments International, Inc, a Delaware corporation, , the corporation which executed the foregoing instrument in its capacity as sole member of IDI-GP IV, LLC, the sole general partner of Landlord, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said partnership, that the same is their free act and deed and they were duly authorized thereunto by the partnership.

          IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this 7th day of October, 2000.

                                    /s/ Bonnie E. Marshall
                                    Notary Public

                                    My Commission Expires:




Tenant - Corporation:

STATE OF Florida

COUNTY OF Broward

         BEFORE ME, a Notary Public in and for said County, personally appeared Angelo C. Malahias and , known to me to be the person(s) who, as Vice President & CFO and Secretary, respectively, of Andrx Corporation, the corporation which executed the foregoing instrument in its capacity as Tenant, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as officers of said corporation, that the same is their free act and deed as such officers, respectively, and they were duly authorized thereunto by its board of directors; and that the seal affixed to said instrument is the corporate seal of said corporation.

          IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this 27th day of October, 2000.

                                    /s/ Rochele Weissman
                                    Notary Public

                                    My Commission Expires:

                                    EXHIBIT A

                                Demised Premises

                                    EXHIBIT B

                              Shell Specifications

                                    EXHIBIT C

                              Special Stipulations

         The Special Stipulations set forth herein are hereby incorporated into the body of the lease to which these Special Stipulations are attached (the "Lease"), and to the extent of any conflict between these Special Stipulations and the Lease, these Special Stipulations shall govern and control.

         1. Intentionally Omitted.

         2. Operating Expenses.

            (a) Notwithstanding anything to the contrary contained in Section
6, in addition to the exclusions described in Section 6, the following costs and expenses shall be excluded from Operating Expenses:

                (1) expenses relating to the leasing of space in the Project (including tenant improvements and painting, decorating, Landlord construction allowances or contributions, leasing commissions, rental concessions, and advertising expenses incurred in connection with the listing of available space in the Project);

                (2) legal fees and disbursements incurred for negotiation of leases or enforcement of leases;

                (3) the cost of utilities in the Project to the extent paid for directly by tenants;

                (4) expenditures for financing and refinancing and for mortgage debt service or any other cost incurred in respect of any mortgage or other financing of the Building or Project;

                (5) depreciation of the Building or Project and amortization;

                (6) franchise, transfer, gains, inheritance, estate, mortgage recording, and income taxes imposed upon Landlord;

                (7) salaries or fringe benefits of personnel above the grade of building manager;

                (8) capital improvements or replacement of capital items except as otherwise expressly permitted in the Lease;

                (9) costs for which Landlord receives a credit against any payment due from Landlord to Tenant or any third party costs and expenses otherwise includible in Operating Expenses, to the extent that Landlord is reimbursed from other sources for such costs and expenses;

                (10) rent and additional rent payable under a ground lease or any other superior lease affecting the Building or Project;

                (11) costs for which Landlord is actually compensated by insurance proceeds related to a specific Operating Expense item, exclusive of deductibles and costs of collection;

                (12) costs incurred in connection with a sale of all or a portion of the Building or Project or the sale or transfer of any beneficial ownership interest in and to the Landlord and/or the Building or Project or the grant of a ground lease or any other superior lease affecting the Building or Project;

                (13) any fee or expenditure paid to a related party in excess of the amount which would be paid in an arm's length transaction for materials or services of comparable quality (but only to the extent of such excess);

                (14) all costs or expenses (including fines, penalties and legal fees) incurred due to any violation by Landlord, its employees, agents or contractors, or any tenant or other occupant of the Project or noncompliance of the Building or Project with, the terms and conditions of any lease or other occupancy agreement pertaining to the Project, or any applicable code, governmental rule, regulation or law;

                (15) salaries or fringe benefits of personnel not employed exclusively at the Project, to the extent such salaries and benefits relate to work performed outside the Project, as determined on a pro rata basis;

                (16) any expense fully reimbursed to Landlord by Tenant or any other tenant of the Project, or any expense billed to and paid directly by same for their own account or on Landlord's behalf;

                (17) advertising and promotional expenditures, and costs of signs in or at the Project identifying the Project, Landlord or any tenant of the Project;

                (18) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

                (19) costs incurred by Landlord for repairs or replacements to the extent that Landlord is reimbursed under warranties or guarantees;

                (20) expenses resulting from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors; and

                (21) all costs of correcting defects, including any allowances for same, in the construction of the Building (including latent defects) or the Building equipment (or the replacement of defective equipment), exclusive of the Phase II Improvements.


            (b) For the purpose of determining Tenant's pro rata share of Operating Expenses, Tenant's share of property management fees for the Building shall not exceed three percent (3.0%) per year of the Annual Base Rent and annual Additional Rent due under the Lease.


         3. Intentionally Omitted.


         4. Operating Expenses.


            (a) Contesting of Taxes. If Landlord does not elect to contest real estate taxes applicable to the Building and the Building Common Area for a particular tax period during the Term, Tenant may request that Landlord contest such taxes by written notice to Landlord given, if at all, within sixty (60) days following Tenant's receipt of the statement required to be delivered by Landlord pursuant to Section 6(a) of the Lease covering the tax period in question. Landlord may then elect either to contest such taxes or to allow Tenant to so contest such taxes subject to Landlord's reasonable approval of the firm or individual hired to conduct such contest. In either case, Tenant shall be responsible for all costs of contesting such taxes to the extent that said costs exceed the savings realized by such contest. Any resulting savings over and above the cost of such contest shall be distributed on a prorata basis between Landlord, Tenant and the other tenants of the Building that contributed toward payment of the applicable tax bill.


            (b) Operating Expenses - Cap on Controllable Expenses. Beginning after the second (2nd) full calendar year during the Term, in the event that the amount of Operating Expenses attributable to all items other than taxes, utilities, insurance and charges assessed against or attributed to the Building pursuant to any applicable declaration of protective covenants (Operating Expenses attributable to all such other items being referred to collectively herein as "Controllable Expenses") in any calendar year after such second (2nd) full calendar year exceeds the amount attributable to Controllable Expenses during the immediately preceding calendar year by more than eight (8%) (the "Cap"), after making adjustments for any changes in the size of the Demised Premises due to expansions or contractions, then the amount attributable to Controllable Expenses, for purposes of determining the amount of Tenant's proportionate share of Operating Expenses, shall be limited to the amount included in Tenant's proportionate share of Operating Expenses during the immediately preceding calendar year multiplied by the sum of one hundred percent (100%) and the Cap.


            (c) Audit Rights. During the Term or any extension thereof, but not more than one (1) time per year, Tenant shall have the right to cause Landlord's books and records with respect to Operating Expenses to be audited by an independent certified public accountant or a lease auditing firm of Tenant's choosing and reasonably acceptable to Landlord. Landlord shall cause such books and records to be made available for such inspection during such normal business hours and at such location where Landlord regularly keeps its books and records, upon ten (10) days' prior notification to Landlord. Such audit shall be done in accordance with generally accepted accounting principles, consistently applied. If, at the conclusion of such audit, Tenant's audit of such expenses for the preceding year indicates that Tenant made an overpayment to Landlord for such preceding year, Landlord shall remit the amount of such overpayment to Tenant within thirty (30) days after receipt of notice from Tenant of the amount of such overpayment in no Event of Default is then continuing. Should Landlord disagree with the results of Tenant's audit, Landlord and Tenant shall refer the matter to a mutually acceptable independent certified public accountant, who shall work in good faith with Landlord and Tenant to resolve the discrepancy. The fees and costs of such independent accountant to which such dispute is referred shall be borne by the unsuccessful party and shall be shared pro rata to the extent each party is unsuccessful as determined by such independent certified public account, whose decision shall be final and binding. Landlord shall pay the cost of Tenant's initial audit if Tenant's overpayment of such expenses exceeded seven and one-half percent (7.5%) or more of the payment that should properly have been made.

         All of the information obtained through Tenant's inspection with respect to financial matters (including, without limitation, costs, expenses, income) and any other matters pertaining to Landlord, the Demised Premises, the Building and/or the Project as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of the inspection shall be held in strict confidence by Tenant and its officers, agents, and employees; and Tenant shall use its best efforts to cause its independent professionals and any of its officers, agents or employees to be similarly bound.

         5. Landlord Insurance.

            (a) Landlord shall maintain at all times during the Term of this Lease, with such deductible as Landlord in its sole judgment determines advisable, insurance on the "All-Risk" or equivalent form on a Replacement Cost Basis against loss or damage to the Building. Such insurance shall be in the amount of 100% of the replacement value of the Building (excluding all fixtures and property required to be insured by Tenant under this Lease).

            (b) Landlord shall maintain at all times during the Term commercial liability insurance with limits at least equal to the amount as Tenant is required to maintain pursuant to Section 8(a)(i) of this Lease.

         6. Landlord Indemnity. Except for the negligence or willful misconduct of Tenant, its agents, employees or contractors, Landlord will indemnify and hold harmless Tenant of and from, all fines, suits, damages, claims, demands, losses, actions, liabilities and expenses (including reasonable attorneys' fees at all tribunal levels), for any injury to person or damage to or loss of property on or about the Demised Premises and Building caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors.

         7. Compliance With Laws.

            (a) Building Compliance with Laws. Landlord covenants to Tenant that the design and construction of the Shell and Phase I Improvements shall materially comply with all applicable federal, state, county and municipal laws, ordinances and codes in effect as of the Lease Commencement Date, excepting therefrom any requirements related to Tenant's specific use of the Demised Premises. If Landlord or Tenant receives a notice of violation of any such federal, state and local laws, ordinances, rules and regulations as in effect as of the Lease Commencement Date (other than as a result of the negligence or willful misconduct of Tenant or its agents, employees or contractors), then the work required to bring the applicable item into compliance with such federal, state and local laws, ordinances, rules and regulations as in effect as of the Lease Commencement Date will be performed by Landlord, at its expense (and shall not be included in Operating Expenses). Landlord agrees to indemnify and hold harmless Tenant from and against any claims, liabilities, costs, fines, damages and expenses (including reasonable attorneys' fees and costs at all tribunal levels) (but excluding consequential damages) arising from Landlord's failure to comply with the foregoing covenant. Tenant covenants to Landlord that the design and construction of the Phase II Improvements shall materially comply with all applicable federal, state, county and municipal laws, ordinances and codes in effect as of the Lease Commencement Date. If Landlord or Tenant receives a notice of violation of any such federal, state and local laws, ordinances, rules and regulations as in effect as of the Lease Commencement Date (other than as a result of the negligence or willful misconduct of Landlord or its agents, employees or contractors), then the work required to bring the applicable item into compliance with such federal, state and local laws, ordinances, rules and regulations as in effect as of the Lease Commencement Date will be performed by Tenant, at its expense. Tenant agrees to indemnify and hold harmless Landlord from and against any claims, liabilities, costs, fines, damages and expenses (including reasonable attorneys' fees and costs at all tribunal levels) (but excluding consequential damages) arising from Tenant's failure to comply with the foregoing covenant.

            (b) Landlord's and Tenant's Compliance with ADA. Subject to the last sentence hereof, Landlord, at its sole cost and expense, shall be responsible for causing the Shell and Phase I Improvements to comply with Title III of the Americans With Disabilities Act of 1990 (the "ADA"), or the regulations promulgated thereunder, as said Title III is in effect and pertains to the general public as of the Lease Commencement Date. Tenant, at its sole cost and expense, shall be responsible for causing the Phase II Improvements to comply with Title III of the Americans With Disabilities Act of 1990 (the "ADA"), or the regulations promulgated thereunder, as said Title III is in effect and pertains to the general public as of the Lease Commencement Date. During the Term, Tenant hereby agrees that it shall be responsible, at its sole cost and expense, for (a) causing the Building, the Building common Area and the Demised Premises to comply with Title III of the ADA as a result of (i) any special requirements of the ADA relating to accommodations for individual employees, invitees and/or guests of Tenant and (ii) any alterations made to the Demised Premises by Tenant, and (b) complying with all obligations of Tenant under Title I of the ADA.

         8. Installation of Satellite Dish. Tenant shall have the right to install up to three (3) satellite dishes (collectively, the "Dish") on the roof of the Building subject to the following:

             (a) The installation, maintenance and removal shall be at Tenant's sole cost and expense, including, but not limited to, the reasonable costs for Landlord's roofing contractor to inspect and oversee said installation, maintenance and removal.

             (b) The installation and location shall be in compliance with all applicable governmental regulations, laws and ordinances. Prior to installation, Tenant shall provide Landlord with satisfactory evidence of compliance with law.

             (c) The radius of the Dish shall be no greater than six (6) feet.

             (d) The installation shall require Landlord's prior written approval of installation plans, which approval shall not be unreasonably withheld or delayed.

             (e) Tenant hereby indemnifies Landlord against all costs, losses, damages, fines, attorney and contractor fees and other expenses and fees incurred by Landlord as a result of Tenant's installation, maintenance and removal of the Dish, including, but not limited to, the loss of Landlord's roof warranty as a result of Tenant's, or its agents, employees or contractors, acts or omissions. This indemnity shall survive the expiration or earlier termination of this Lease.

             (f) The installation, maintenance and removal shall be completed lien free, or, in the alternative, Tenant shall bond over any such lien.

             (g) The plans for installation shall receive the prior written approval of Landlord's roofing contractor, which approval must explicitly confirm that the roof warranty shall not be affected in any way by said installation and maintenance.

             (h) The Dish shall be located at least fifty feet from all sides of the Building.

             (i) Tenant's access to the roof shall be provided by Landlord's property management personnel, which personnel shall have the right to accompany Tenant onto the roof.


         9. Parking. The Tenant shall have the exclusive use of the entire parking area for the Building, which is proposed to contain approximately one hundred thirty-four (134) parking spaces. The parking area shall be constructed by Landlord at its expense as part of Landlord's obligation to achieve substantial completion of the Demised Premises in accordance with Shell Plans and Specifications, and in accordance with all applicable laws, codes and ordinances. Tenant acknowledges that site plan approval must be received from the applicable governmental authorities in order to provide additional parking spaces. Within thirty (30) days after the Lease Date, Landlord and Tenant shall finalize and jointly approve such site plan and submit it to the applicable governmental authorities for approval. Landlord and Tenant will use good faith efforts to ensure that such final site plan provides at least one hundred sixteen (116) additional parking spaces. Upon receipt of such site plan approval, the parties may modify the truck court in accordance with the approved site plan and construct the additional parking spaces at Tenant's sole cost and expense.

         10. Option to Extend Term.


             (a) Landlord hereby grants to Tenant two (2) consecutive options to extend the Term for a period of five (5) years each time, each option to be exercised by Tenant giving written notice of its exercise to Landlord in the manner provided in this Lease at least two hundred forty (240) days prior to (but not more than three hundred sixty (360) days prior to) the expiration of the Term, as it may have been previously extended. No extension option may be exercised by Tenant if an Event of Default has occurred and is then continuing either at the time of exercise of the option or at the time the applicable Term would otherwise have expired if the applicable option had not been exercised.


             (b) For the first extension option, the Base Rent shall be based on 95% of the Prevailing Market Rate for such space. For the second extension option, the Base Rent shall be based on the Prevailing Market Rate for such space. If Tenant exercises its option[s] to extend the Term, Landlord shall, within thirty (30) days after the receipt of Tenant's notice of exercise, notify Tenant in writing of Landlord's reasonable determination of the Base Rent for the Demised Premises, based on Landlord's reasonable determination of the Prevailing Market Rate as defined below. Tenant shall have thirty (30) days from its receipt of Landlord's notice of Landlord's determination of the Base Rent to notify Landlord in writing that Tenant does not agree with Landlord's determination. Tenant shall then elect either (i) to determine the Prevailing Market Rate (as defined and calculated below) or (ii) to retract its option to extend the Term, in which case the Term, as it may have been previously extended, shall expire on its scheduled expiration date and Tenant's option to extend the Term shall be void and of no further force and effect. If Tenant does not notify Landlord of such election within thirty (30) days of its receipt of Landlord's notice, Base Rent for the Demised Premises for the applicable extended term shall be the Base Rent set forth in Landlord's notice to Tenant. The phrase "Prevailing Market Rate" shall mean the then prevailing market rate for base minimum rental calculated on a per square foot basis for leases covering buildings comparable to the Building (as adjusted for any variances between such buildings and the Building) located in the area of West Broward

County (hereinafter referred to as the "Market Area"). The Prevailing Market Rate shall be determined by an appraisal procedure as follows:


        In the event that Tenant notifies Landlord that Tenant disagrees with Landlord's determination of the market rate and that Tenant elects to determine the Prevailing Market Rate, then Tenant shall specify, in such notice to Landlord, Tenant's selection of a real estate appraiser who shall act on Tenant's behalf in determining the Prevailing Market Rate. Within twenty (20) days after Landlord's receipt of Tenant's selection of a real estate appraiser, Landlord, by written notice to Tenant, shall designate a real estate appraiser, who shall act on Landlord's behalf in the determination of the Prevailing Market Rate. Within twenty (20) days of the selection of Landlord's appraiser, the two (2) appraisers shall render a joint written determination of the Prevailing Market Rate, which determination shall take into consideration any differences between the Building and those buildings comparable to the Building located in the Market Area, including without limitation age, location, setting and type of building. If the two (2) appraisers are unable to agree upon a joint written determination within said twenty (20) day period, the two appraisers shall select a third appraiser within such twenty (20) day period. Within twenty (20) days after the appointment of the third appraiser, the third appraiser shall render a written determination of the Prevailing Market Rate and such determination shall be final, conclusive and binding. All appraisers selected in accordance with this subparagraph shall have at least ten (10) years prior experience in the commercial leasing market of the Market Area and shall be members of the American Institute of Real Estate Appraisers or similar professional organization. If either Landlord or Tenant fails or refuses to select an appraiser, the other appraiser shall alone determine the Prevailing Market Rate. Landlord and Tenant agree that they shall be bound by the determination of Prevailing Market Rate pursuant to this paragraph. Landlord shall bear the fee and expenses of its appraiser; Tenant shall bear the fee and expenses of its appraiser; and Landlord and Tenant shall share equally the fee and expenses of the third appraiser, if any.


             (c) Except for the Base Rent, which shall be determined as set forth in subparagraph (b) above, leasing of the Demised Premises by Tenant for the applicable extended term shall be subject to all of the same terms and conditions set forth in this Lease, including Tenant's obligation to pay Tenant's share of Operating Expenses as provided in this Lease; provided, however, that any improvement allowances, rent abatements or other concessions applicable to the Demised Premises during the initial Term shall not be applicable during any such extended term, nor shall Tenant have any additional extension options unless expressly provided for in this Lease. Landlord and Tenant shall enter into an amendment to this Lease to evidence Tenant's exercise of its renewal option. If this Lease is guaranteed, it shall be a condition of Landlord's granting the renewal that Tenant deliver to Landlord a reaffirmation of the guaranty in which the guarantor acknowledges Tenant's exercise of its renewal option and reaffirms that the guaranty is in full force and effect and applies to said renewal.

         11. Intentionally Omitted.

         12. Construction of Demised Premises.

             (a) Notwithstanding the provisions of Section 17 of this Lease, Landlord shall be responsible for the cost of the combined construction of the Phase I Improvements and Phase II Improvements only up to an amount equal to $1,526,454.00 (the "Tenant Allowance"). Provided Tenant has furnished Landlord evidence of Tenant's expenditures on tenant improvements to the Demised Premises in excess of the amount of the Tenant Allowance, Landlord shall pay to Tenant the Tenant Allowance less the amount of any costs incurred by Landlord prior to such date relating to (i) the additional cost, if any, resulting from changes to the Shell Specifications made by Tenant and (ii) the cost of construction of the Phase I Improvements by Landlord.


             (b) For purposes of this Special Stipulation, the cost of the construction of the Phase I Improvements and Phase II Improvements shall be deemed to include, but not be limited to, the cost of the Phase I Plans and Specifications, Phase II Plans and Specifications, permits, architectural and engineering fees, the modification of the truck court for parking, construction of the Shell which is in excess of the cost contemplated by the Shell Specifications and which is due to Tenant's desired use of the Building and all tenant buildout, including, without limitation, demising walls, utilities, the heating, ventilating and air conditioning system and lighting.


             (c) Upon substantial completion of the Phase I Improvements and Phase II Improvements and Tenant's payment of all amounts due and owing, at Landlord's request, the parties shall restate the Lease and delete this Special Stipulation 12 in its entirety.

         13. Environmental Matters - Hazardous Materials Management Plan.


             (a) The term "Environmental Laws", as defined in Section 16 of the Lease shall be deemed to include that certain Hazardous Materials Management Plan for Weston Park of Commerce, prepared by Higgins Engineering Inc., dated August 1989 (the "Plan"), which has been received by Tenant.

             (b) As of the Lease Date, Tenant believes that Tenant's use of the Demised Premises would involve the use, storage or generation of hazardous materials as described in the Plan. If, as of the Lease Date or at any time during the Term, Tenant's use of the Demised Premises involves the use, storage or generation of hazardous materials as described in the Plan, Tenant shall, at Tenant's sole cost and expense, (i) within ten (10) days thereafter, designate a Facility Safety Officer (as described in the Plan) and notify Landlord of the name and address of such Facility Safety Officer and (ii) otherwise promptly comply with all applicable provisions of the Plan, including, but not limited to, management activities, design and operating standards and emergency response provisions. Each Lease Year, Landlord or the Association (as defined in the Plan) may deliver a questionnaire to Tenant to facilitate reporting requirements under the Plan. Within twenty (20) days of delivery of the questionnaire to Tenant, Tenant shall complete and execute the questionnaire and return the questionnaire to Landlord or other party designated by Landlord.

             (c) Landlord shall have the right to conduct such independent auditing, monitoring and reporting to ensure Tenant's compliance with the Plan (the "Inspections"), as Landlord may deem advisable from time to time. Tenant shall be responsible for all reasonable and actual costs of the Inspections; provided, however, that Tenant shall not be responsible for the cost and expense of any Inspections performed more than once in any Lease Year. If possible, all costs and expenses incurred as a result of the Inspections shall be billed directly to Tenant and Tenant shall promptly pay such costs and expenses. Any costs and expenses incurred as a result of the Inspections that are not billed directly to Tenant shall be billed to Tenant by Landlord at Landlord's actual cost. In the event any Inspection is performed to ensure not only Tenant's compliance with the Plan, but any other tenant's compliance with the Plan, the costs and expenses of such Inspection shall be borne equally by Tenant and such other tenant. Regardless of whether Landlord inspects or audits Tenant's operations, Landlord shall not be liable for Tenant's violation of the Plan and Tenant's indemnity of Landlord in Section 16 of the Lease shall apply to any claim or liability against Landlord arising out of Tenant's failure to comply with the Plan.

         14. Lease Termination for the Phase II Area. If all necessary governmental approvals for the lesser of (i) the number of additional parking spaces shown on the site plan jointly approved by Landlord and Tenant pursuant to Special Stipulation 9, or (ii) one hundred sixteen (116) additional parking spaces have not been received prior to delivery by Landlord to Tenant of the architect's certificate of substantial completion for the Shell and Phase I Improvements in accordance with Section 17(d) hereof, Tenant shall have five (5) days after receipt of such certificate of substantial completion to notify Landlord in writing that Tenant elects to either (i) terminate this Lease as to the Phase II Area of the Building (as defined in Section 17(e)) or (ii) waive such termination right and proceed with its construction of the Phase II Improvements. If Tenant fails to notify Landlord within said five (5) day period, Tenant shall be deemed to have elected subsection (ii) above. In the event Tenant elects subsection (ii) above, if such site plan approval has not been denied by the applicable authorities, Landlord and Tenant shall continue to use good faith efforts to obtain such approval. If this Lease is terminated as to the Phase II Area pursuant to this Special Stipulation 14, the parties agree to execute an Amendment to this Lease at that time to reflect said change, including, but not limited to, (i) remove all references to the Phase II Area and the Phase II Improvements, (ii) change the amount of the Tenant Allowance in Special Stipulation 11 to $473,907.00 with appropriate adjustments between the parties for amounts previously funded by Landlord and (iii) revise the Demised Premises Square Footage, the Annual Base Rent, the Monthly Base Rent Installments, the Tenant's Operating Expense Percentage, the number of parking spaces Tenant shall have the exclusive use of under Special Stipulation 9 and Exhibit A.

                                    EXHIBIT D

                              Rules And Regulations

These Rules and Regulations have been adopted by Landlord for the mutual benefit and protection of all the tenants of the Building in order to insure the safety, care and cleanliness of the Building and the preservation of order therein.

         1. The sidewalks shall not be obstructed or used for any purpose other than ingress and egress. No tenant and no employees of any tenant shall go upon the roof of the Building without the consent of Landlord.

         2. Unless otherwise approved by Landlord, no awnings or other projections shall be attached to the outside walls of the Building.

         3. The plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances, including Hazardous Substances, shall be thrown therein.

         4. No tenant shall cause or permit any objectionable or offensive odors to be emitted from the Demised Premises.

         5. The Demised Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

         6. No tenant shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with tenants of this or neighboring buildings or premises or those having business with them.

         7. Each tenant must, upon the termination of this tenancy, return to the Landlord all keys of stores, offices, and rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

         8. Canvassing, soliciting and peddling in the Building and the Project are prohibited and each tenant shall cooperate to prevent such activity.

         9. Landlord will direct electricians as to where and how telephone or telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Demised Premises shall be subject to the approval of Landlord.

         10. Parking spaces associated with the Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking space without the express written permission of Landlord. Trucks and tractor trailers may only be parked at designated areas of the Building. Trucks and tractor trailers shall not block access to the Building.

         11. No tenant shall use any area within the Project for storage purposes other than the interior of the Demised Premises.

         12. In the event of conflict between these Rules and Regulations and the Lease, the Lease shall control.

                                    EXHIBIT E

                            CERTIFICATE OF AUTHORITY
                                   CORPORATION
                                    (TENANT)

         The undersigned, Secretary of Andrx Corporation, a Delaware corporation ("Tenant"), hereby certifies as follows to Industrial Property Fund IV, L.P., a Delaware limited partnership ("Landlord"), in connection with Tenant's proposed lease of premises in Building E, at Weston Business Center, Broward County, Florida (the "Premises"):

         1. Tenant is duly organized, validly existing and in good standing under the laws of the State of Delaware, and duly qualified to do business in the State of Florida.

         2. That the following named persons, acting individually, are each authorized and empowered to negotiate and execute, on behalf of Tenant, a lease of the Premises and that the signature opposite the name of each individual is an authentic signature:


Angelo C. Malahias        Vice President & CFO      /s/ Angelo C. Malahias
- --------------------      --------------------      ----------------------------
      (name)                     (title)                    (signature)

- --------------------      --------------------      ----------------------------
      (name)                     (title)                    (signature)

- --------------------      --------------------      ----------------------------
      (name)                     (title)                    (signature)

         3. That the foregoing authority was conferred upon the person(s) named above by the Board of Directors of Tenant, at a duly convened meeting held _____________, 2000.

                                                --------------------------------
                                                Secretary
                                                                [CORPORATE SEAL]

                                   EXHIBIT E-1

                            CERTIFICATE OF AUTHORITY
                                   PARTNERSHIP
                                   (LANDLORD)

         The undersigned, Secretary of Industrial Developments International, Inc., the sole member of IDI-GP IV, LLC, the sole general partner of Industrial Property Fund IV, L.P., a Delaware limited partnership ("Landlord"), hereby certifies as follows to Andrx Corporation, a Delaware corporation ("Tenant"), in connection with Tenant's proposed lease of premises in Building E, at Weston Business Center, Broward County, Florida (the "Premises"):

         1. Landlord is duly formed, validly existing and in good standing under the laws of the State of Delaware, and duly qualified to do business in the State of Florida. IDI-GP IV, LLC is duly formed, validly existing and in good standing under the laws of the State of Delaware. Industrial Developments International, Inc. is duly formed, validly existing and in good standing under the laws of the State of Delaware.

         2. That the following named persons, acting individually, are each authorized and empowered to negotiate and execute, on behalf of Industrial Developments International, Inc., as sole member of IDI-GP IV, LLC, the sole general partner of Landlord, a lease of the Premises and that the signature opposite the name of each individual is an authentic signature:


Tim Gunter                Secretary                 /s/ Tim Gunter
- --------------------      --------------------      ----------------------------
      (name)                     (title)                    (signature)

Greg Ryan                 Assistant Secretary        /s/ Greg Ryan
- --------------------      --------------------      ----------------------------
      (name)                     (title)                    (signature)


- --------------------      --------------------      ----------------------------
      (name)                     (title)                    (signature)

         3. Landlord has obtained all requisite partnership consent to enter into the lease of the Premises and Industrial Developments International, Inc., is authorized to execute the lease on behalf of Landlord.


                                                /s/ Tim Gunter
                                                --------------------------------
                                                Secretary
                                                                [CORPORATE SEAL]


                                     E-1-1

                                    EXHIBIT F

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

         THIS AGREEMENT is made as of the ____ day of ________, 2000, by and among FIRST UNION NATIONAL BANK ("Lender"), ANDRX CORPORATION, a Delaware corporation ("Tenant"), and Industrial Property Fund IV, L.P., a Delaware limited partnership ("Landlord").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         A. Landlord is the owner of those certain premises commonly known as 2915 Weston Road, Weston, Florida 33331, as more particularly described in Exhibit "A" attached hereto (the "Real Estate");

         B. Lender is now the owner and holder of a certain Promissory Note (the "Note"), dated October 22, 1999, and a Mortgage, Security Agreement and Assignment of Leases and Rents (the "Mortgage"), dated October 22, 1999, recorded in ORB 29967, Page 0929 of the Broward County, Florida Records;

         C. The Mortgage constitutes a first lien upon the Real Estate and the improvements (the "Improvements") to be developed thereon (collectively, the "Property");

         D. Under the terms of a certain Industrial Lease Agreement (the "Lease"), dated __________________ __, 2000, Landlord leased to Tenant the Improvements, as more particularly described in the Lease; and

         E. The parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant under the Lease and further to define the terms, covenants and conditions precedent for such additional rights;

         NOW, THEREFORE, in consideration of the respective covenants made herein and of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, it is hereby mutually covenanted and agreed as follows:

         1. Subordination. The Lease is and at all times shall be subordinate to the Mortgage and to all renewals, modifications and amendments thereof and thereto.

         2. No Amendment. Landlord and Tenant each agree not to amend or modify the Lease without the prior written consent of Lender, which shall not be unreasonably withheld or delayed. It is Landlord's responsibility to apply for and obtain the consent from Lender.

         3. Non-Disturbance. In the event of foreclosure of the Mortgage or conveyance in lieu of foreclosure, which foreclosure or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, and so long as Tenant is not in default under any of the terms, covenants, and conditions of the Lease beyond any applicable grace or cure period, Lender agrees on behalf of itself, its successors and assigns, and on behalf of any purchaser at such foreclosure ("Purchaser") that Tenant shall not be disturbed in the quiet and peaceful possession of the premises demised, and Tenant's rights, under the Lease.

         4. Attornment. In the event of foreclosure of the Mortgage or conveyance in lieu of foreclosure, which foreclosure or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, Tenant shall attorn to Lender or Purchaser and recognize Lender or Purchaser as its landlord under the Lease, and Lender and Purchaser shall recognize and accept Tenant as its tenant thereunder, whereupon the Lease shall continue, without further agreement, in full force and effect as a direct lease between Lender or Purchaser and Tenant for the full term thereof, together with all extensions and renewals now provided thereunder, upon the same terms, covenants and conditions as therein provided, and Lender or Purchaser shall thereafter assume and perform all of Landlord's obligations, as landlord under the Lease, with the same force and effect as if Lender or Purchaser were originally named therein as Landlord and Tenant shall thereafter make all rent payments directly to either Lender or Purchaser, as the case may be, subject to limitations contained in paragraph 5 below. Tenant acknowledges that Lender has a claim superior to Tenant's claim for Landlord's separate insurance or condemnation proceeds, if any, received with respect to the Improvements or the Property.

         5. Limitation of Liability. Notwithstanding anything to the contrary contained herein or in the Lease, in the event of foreclosure of the Mortgage or conveyance in lieu of foreclosure, which foreclosure or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, the liability of Lender, its successors and assigns, or Purchaser, as the case may be, shall be limited to its interest in the Property as described in the third and fourth sentences of Section 26 of the Lease; provided, however, that Lender, its successors and assigns, or Purchaser, as the case may be, shall in no event or to any extent:

                  (a) be liable to Tenant for any past act, omission, or default on the part of the original or any prior landlord under the Lease, and Tenant shall have no right to assert the same or any damages arising therefrom as an offset, defense or deficiency against Lender except for defaults under the Lease which continue due to the act or omission of Lender or Purchaser after such party acquires title to the Property;

                  (b) be liable to Tenant for any payment of Base Rent or Additional Rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under the Lease, and then only if such prepayments have been deposited with and are under the control of Lender or Purchaser;

                  (c) be bound by any amendment or modification of the Lease not consented to by Lender, which consent shall not be unreasonably withheld or delayed. It is Landlord's responsibility to apply for and obtain the consent from Lender;

                  (d) be bound by any warranty or representation of Landlord relating to work performed by Landlord under the Lease; or

                  (e) be liable to Tenant for construction of the Improvements or the portion thereof leased to Tenant.

The parties acknowledge that, if Lender, its successors and assigns, or Purchaser (collectively, "Successor Landlord") acquires the Property as contemplated by this Section 5, then Successor landlord shall not be required to perform any construction or restoration of the Improvements or be bound by any warranty or representation of Landlord relating to Landlord's construction of the Improvements (collectively, the "Construction Obligations"). If a Construction Obligation should arise and Successor Landlord does not perform such Construction Obligation in accordance with the terms of the Lease, then Tenant shall have the right to terminate this Lease subject to the following conditions:

                  (x) Tenant notifies Successor Landlord of the Construction Obligation and Successor Landlord fails to confirm within thirty (30) days of such notice that Successor Landlord will perform the Construction Obligation; and

                  (y) The failure to perform the Construction Obligation constitutes a material detriment to Tenant's ability to conduct its business (as contemplated by the Lease) in the Improvements.

         Tenant's notice in (x) above shall specify the effective termination date (of the Lease) which shall be at least forty-five (45) days, but not more than sixty (60) days, after the date of such notice.

         6. Further Documents. The foregoing provisions shall be self-operative and effective without the execution of any further instrument on the part of any party hereto. Tenant agrees, however, to execute and deliver to Lender, or to any person to whom Tenant herein agrees to attorn, such other instruments as either shall reasonably request in order to effectuate said provisions.

         7. Lease. Tenant certifies that, as of the date hereof and to the best of Tenant's knowledge, there are no defaults on the part of the Tenant under the Lease and, there are no defaults on the part of Landlord under the Lease; the Lease has not been amended and is a complete statement of the agreement of the parties thereto with respect to the letting of the demised premises; and all the agreements and provisions therein contained are in full force and effect on the date of this Agreement.

         8. Notice and Cure. Tenant agrees that if there occurs a default by Landlord under the Lease:

            (a) a copy of each notice given to Landlord pursuant to the Lease shall also be given to Lender, and no such notice shall be effective as to Lender for any purpose under the Lease unless so given to Lender; and

            (b) If Landlord shall fail to cure any default within the time prescribed by the Lease, Tenant shall give further notice of such fact to Lender. Lender shall be allowed thirty (30) days from the later of
         (i) receipt of Tenant's notice of Landlord's failure to cure or (ii) the expiration of any Landlord cure period, to cure such default or commence to cure and diligently pursue such cure to completion, and so long as Lender shall cure or be proceeding diligently to cure the defaults that are not susceptible of cure within said thirty (30) day period, no such default shall operate or permit Tenant to terminate this Lease.

         9. Options. Tenant hereby acknowledges and agrees that notwithstanding anything to the contrary herein or in the Lease, any interest of the Tenant in an option to purchase or a right of first refusal to purchase with respect to all or a part of the Property, shall not apply to, and may not be exercised or utilized in connection with (a) any sale or other conveyance of the Property in connection with an exercise by Lender of any of Lender's remedies under the Mortgage, including by way of illustration but not limitation, a foreclosure or a deed or conveyance in lieu of foreclosure; or (b) any sale or other conveyance of the Property by Lender or any affiliate or subsidiary of Lender or other party related to Lender, which has taken title to the Property in connection with any action described in Paragraph 9(a) above, to a third-party.

         10. Notices. All notices, demands and requests given or required to be given hereunder shall be in writing and shall be deemed to have been properly given when personally served, sent by nationally recognized commercial courier, or sent by U.S. registered or certified mail, postage prepaid, addressed as follows:

         Lender:                    First Union National Bank
                                    Mail Code GA 9068
                                    Post Office Box 740074
                                    Atlanta, Georgia 30374
                                    Attn:  Real Estate Portfolio Management

         with copy to:              Seyfarth Shaw
                                    1409 Peachtree Street, N.E.
                                    Atlanta, Georgia 30309
                                    Attn:  James H. Kaminer, Jr., Esq.

         Tenant:                    Andrx Corporation
                                    4001 S.W. 47th Ave., Suite 201
                                    Fort Lauderdale, Florida 33314
                                    Attn:  Scott Lodin

         Landlord:                  Industrial Property Fund IV, L.P.
                                    c/o IDI Services Group, Inc.
                                    3424 Peachtree Road, N.E., Suite 1500
                                    Atlanta, Georgia 30326
                                    Attn: Lease Administration

         with copy to:              Alston & Bird
                                    One Atlantic Center
                                    1201 West Peachtree Street
                                    Atlanta, Georgia 30309-3424
                                    Attn: James G. Farris, Jr., Esq.

         11. Binding Effect. The terms, covenants, and conditions hereof shall inure to the benefit of and be binding upon the parties hereto, and their respective heirs, executors, administrators, successors and assigns.

         12. Modification. This Agreement may not be modified orally or in a manner other than by an agreement signed by the parties hereto or their respective successors in interest.

         13. Choice of Law. This Agreement shall be governed by the internal law (and not the law of conflicts) of the State of Florida.

         WITNESS the due execution of this instrument under seal by the parties hereto the day and year first above written.

                                           "LENDER":

                                           FIRST UNION NATIONAL BANK,
                                           a national banking association


_______________________________________    By:__________________________________
Signature                                  Name:________________________________
                                           Title:_______________________________
_______________________________________
Print Name                                                           [BANK SEAL]

_______________________________________
Signature

_______________________________________
Print Name

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                            "TENANT":

                                            ANDRX CORPORATION, a Delaware
                                            corporation



                                            By:_________________________________
                                               Name:____________________________
_______________________________________        Title:___________________________
Signature

_______________________________________
Print Name

_______________________________________
Signature

_______________________________________
Print Name

                                            Attest:_____________________________
                                               Name:____________________________
_______________________________________        Title:___________________________
Signature
                                                                [CORPORATE SEAL]
_______________________________________
Print Name

_______________________________________
Signature

_______________________________________
Print Name

                                          "LANDLORD":

                                          Industrial PROPERTY FUND IV, L.P.,
                                          a Delaware limited partnership

                                          By: IDI-GP IV, LLC, a Delaware limited
                                              liability company, sole general
                                              partner

                                              By: Industrial Developments
                                                  International, Inc., a
                                                  Delaware corporation, sole
                                                  member

                                                  By:___________________________
                                                     Name:______________________
_______________________________________              Title:_____________________
Signature

_______________________________________
Print Name

_______________________________________
Signature

_______________________________________
Print Name

                                            Attest:_____________________________
                                               Name:____________________________
_______________________________________        Title:___________________________
Signature
                                                                [CORPORATE SEAL]
_______________________________________
Print Name

_______________________________________
Signature

_______________________________________
Print Name

                            CORPORATE ACKNOWLEDGMENT

STATE OF                            )
                                    ) SS
COUNTY OF                           )

         I hereby certify that on this day, before me, an officer duly authorized to administer oaths and take acknowledgments, personally appeared ___________________,____________________________ of FIRST UNION NATIONAL BANK,
a national banking association, named as Lender in the foregoing Subordination, Non-Disturbance and Attornment Agreement, and that he acknowledged executing the same in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him by said association.

         Witness my hand and official seal in the County and State last aforesaid this __ day of ________________ , 2000.


_______________________________________
Notary Public

My commission expires
_____________________


[NOTARIAL SEAL]

                            CORPORATE ACKNOWLEDGMENT
                                     TENANT

STATE OF                            )
                                    ) SS
COUNTY OF                           )

         I hereby certify that on this day, before me, an officer duly authorized to administer oaths and take acknowledgments, personally appeared and _____________________________ known to me to be the ________________________ and
______________________________ of Andrx Corporation, a Delaware corporation, named as Tenant in the foregoing Subordination, Non-Disturbance and Attornment Agreement, and that he acknowledged executing the same in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in them by said corporation.

         Witness my hand and official seal in the County and State last aforesaid this __ day of ______________ , 2000.


__________________________________
Notary Public

My commission expires

__________________________

[NOTARIAL SEAL]

                            CORPORATE ACKNOWLEDGMENT
                                    LANDLORD

STATE OF                            )
                                    ) SS
COUNTY OF                           )

         I hereby certify that on this day, before me, an officer duly authorized to administer oaths and take acknowledgments, personally appeared and _______________________________________known to me to be the
_____________________ and ____________________________________ of Industrial
Developments International, Inc., a Delaware corporation, the sole member of IDI-GP IV, LLC, the sole general partner of Landlord in the foregoing Subordination, Non-Disturbance and Attornment Agreement, and that he acknowledged executing the same in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him by said corporation.

         Witness my hand and official seal in the County and State last aforesaid this __ day of _________________ , 2000.


__________________________________
Notary Public

My commission expires

__________________________

[NOTARIAL SEAL]

                                    EXHIBIT G

PREPARED BY, RECORD, AND RETURN TO:
Eric J. Ourada, Esq.
Alston & Bird LLP
1201 West Peachtree Street
Atlanta, Georgia  30309-3424

                               MEMORANDUM OF LEASE

                  THIS MEMORANDUM OF LEASE, made as of the _____ day of __________, 2000 between INDUSTRIAL PROPERTY FUND IV, L.P., a Delaware limited partnership (the "Landlord"), and ANDRX CORPORATION, a Delaware corporation (the "Tenant").

                              W I T N E S S E T H:

         1. Landlord is the owner of that certain real property, as more particularly described in Exhibit "A," attached to and made a part of this Memorandum.

         2. Landlord and Tenant have entered into an Industrial Lease Agreement of even date herewith (the "Lease") whereby Landlord leased to Tenant, and Tenant leased from Landlord, a building to be constructed on the real property, consisting of approximately 128,840 square feet (the "Demised Premises"). The Demised Premises is located within an industrial development being constructed by Landlord known as Weston Business Center, Broward County, Florida (the "Project").

         3. The term of the Lease will commence as set forth in the Lease and will expire on ________________________, unless earlier terminated in accordance with the terms of the Lease. The Lease also contain s an option for Tenant to renew the term of the Lease for two (2) terms of sixty (60) months each, subject to the terms and conditions set forth in the Lease.

         4. The Lease contains substantially the following language:

         To the extent permitted by law, all of Tenant's contracts and subcontracts for alterations, improvements, or additions to the Demised Premises shall provide that no lien shall attach to or be claimed against the Demised Premises or any interest therein other than Tenant's leasehold interest in the Demised Premises, and that all subcontracts let thereunder shall contain the same provision.

         5. This Memorandum does not set forth the entire Lease, and is solely intended to give notice thereof. This Memorandum is subject to all of the covenants, conditions, and terms set forth in the Lease, which is incorporated herein and made a part hereof by reference, to the same extent as if all of the covenants, conditions, and terms thereof were set forth in full herein. If any conflict exists between the provisions of this Memorandum and the provisions of the Lease, the provisions of the Lease shall control.

                            [signatures on next page]

                  IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum to be executed as of the day and year first above written.

                                LANDLORD:
Date:________________
                                Industrial PROPERTY FUND IV, L.P. a Delaware
                                Limited partnership

                                By: IDI-GP IV, LLC, a Delaware limited
                                    liability company, sole general partner

                                    By: INDUSTRIAL DEVELOPMENTS INTERNATIONAL,
                                        INC., a Delaware corporation, its sole
                                        member

________________________________        By:_____________________________________
Witness (print name): __________           Name:________________________________
                                           Title:_______________________________

________________________________
Witness (print name): ________________



________________________________        Attest:_________________________________
Witness (print name): ________________         Name:____________________________
                                               Title:___________________________
_________________________________                               [CORPORATE SEAL]
Witness (print name): ________________

                                       TENANT:

Date:_______________________________   ANDRX CORPORATION, a Delaware Corporation


________________________________       By:______________________________________
Witness (print name): ________________    Name:_________________________________
                                          Title:________________________________


________________________________        Attest:_________________________________
Witness (print name): ________________         Name:____________________________
                                               Title:___________________________
_________________________________                               [CORPORATE SEAL]
Witness (print name): ________________

                            CORPORATE ACKNOWLEDGMENT
                                    LANDLORD

STATE OF                            )
                                    ) SS
COUNTY OF                           )

         I hereby certify that on this day, before me, an officer duly authorized to administer oaths and take acknowledgments, personally appeared and _______________________________________known to me to be the
_____________________ and ____________________________________ of Industrial
Developments International, Inc., a Delaware corporation, the sole member of IDI-GP IV, LLC, the sole general partner of Landlord in the foregoing Memorandum of Lease, and that he acknowledged executing the same in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him by said corporation.

         Witness my hand and official seal in the County and State last aforesaid this __ day of _________________ , 2000.


__________________________________
Notary Public

My commission expires

____________________________

[NOTARIAL SEAL]

                            CORPORATE ACKNOWLEDGMENT
                                     TENANT

STATE OF                            )
                                    ) SS
COUNTY OF                           )

         I hereby certify that on this day, before me, an officer duly authorized to administer oaths and take acknowledgments, personally appeared and _____________________________ known to me to be the ________________________ and
______________________________ of Andrx Corporation, a Delaware corporation, named as Tenant in the foregoing Memorandum of Lease, and that he acknowledged executing the same in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in them by said corporation.

         Witness my hand and official seal in the County and State last aforesaid this __ day of ______________ , 2000.


__________________________________
Notary Public

My commission expires

______________________________

[NOTARIAL SEAL]

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                                      -5-